                                     [TARGET LOGO]
                                     TARGET PERSONALIZED INVESTING
                                     FOR THOSE FOCUSED ON SUCCESS

THE TARGET
PORTFOLIO TRUST

PROSPECTUS: MAY 1, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                      [PRUDENTIAL INVESTMENTS LOGO]

 TABLE OF CONTENTS

1          Risk/Return Summary
1          Investment Objectives and Principal Strategies
4          Principal Risks
8          Evaluating Performance
18         Fees and Expenses


22         How the Portfolios Invest
22         Investment Objectives and Policies
29         Other Investments
31         Derivative Strategies
33         Additional Strategies
34         Investment Risks
40         How the Trust is Managed
40         Board of Trustees
40         Manager
41         Advisers and Portfolio Managers
46         Distributor
46         Year 2000 Readiness Disclosure
47         Portfolio Distributions and Tax Issues
47         Distributions
48         Tax Issues
50         If You Sell or Exchange Your Shares
51         How to Buy, Sell and Exchange Shares of the Trust
51         Introduction
54         How to Buy Shares
56         How to Sell Your Shares
57         How to Exchange Your Shares
59         Financial Highlights
69         Appendix I  --  Description of Security Ratings

72         Appendix II --  Exemptions

           For More Information (Back Cover)


The Target Portfolio Trust                     [TELEPHONE GRAPHIC](800) 225-1852

RISK/RETURN SUMMARY

This section highlights key information about the investment portfolios (the Portfolios) of THE TARGET PORTFOLIO TRUST (the Trust). Additional information follows this summary.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
The following summarizes the investment objectives and principal strategies for each of the Portfolios. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.


EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the Standard & Poor's 500(R) Stock Index (S&P 500).


LARGE CAPITALIZATION VALUE PORTFOLIO

The Portfolio's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in LARGE COMPANY STOCKS that we believe are undervalued, given the company's sales, earnings, book value, cash flow and recent performance.


SMALL CAPITALIZATION GROWTH PORTFOLIO

The Portfolio's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in the STOCKS OF SMALL COMPANIES that we believe will experience earnings growth at a rate faster than that of the U.S. economy in general.


SMALL CAPITALIZATION VALUE PORTFOLIO

The Portfolio's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in STOCKS OF SMALL COMPANIES that we believe are undervalued, given the company's sales, earnings, book value, cash flow and recent performance.

RISK/RETURN SUMMARY

INTERNATIONAL EQUITY PORTFOLIO

The Portfolio's investment objective is CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve this objective, we purchase STOCKS OF FOREIGN COMPANIES. These companies may be based in developed as well as developing countries. We may also invest in American Depositary Receipts, American Depositary Shares, Global Depositary Receipts and European Depositary Receipts, which are certificates representing an equity investment in a foreign company.


INCOME PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO

The Portfolio's investment objective is HIGH TOTAL RETURN. This means that we seek investments that will increase in value as well as pay income. To achieve this objective, we invest primarily in HIGH GRADE FOREIGN DEBT OBLIGATIONS issued by foreign governments, their agencies and instrumentalities, foreign companies and financial institutions and by supranational organizations. These obligations may include mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in asset-backed securities like automobile loans and credit card receivables. We may also invest up to 25% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS". The Portfolio is a NONDIVERSIFIED FUND that generally may invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund.

2  THE TARGET PORTFOLIO TRUST                 [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY

TOTAL RETURN BOND PORTFOLIO

The Portfolio's investment objective is TOTAL RETURN consisting of CURRENT INCOME AND CAPITAL APPRECIATION. This means that we seek investments that will pay income as well as increase in value. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Portfolio may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally invest at least 90% of the Portfolio's assets in "investment grade" debt obligations -- rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service -- and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS"). The dollar-weighted average maturity of the Portfolio will be between four and fifteen years.


INTERMEDIATE-TERM BOND PORTFOLIO

The Portfolio's investment objective is CURRENT INCOME and REASONABLE STABILITY OF PRINCIPAL. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as DEBT OBLIGATIONS ISSUED BY U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS. The Portfolio may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally invest at least 90% of the Portfolio's assets in "investment grade" debt obligations and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS"). The dollar-weighted average maturity of the Portfolio will be between three and ten years.

RISK/RETURN SUMMARY

MORTGAGE BACKED SECURITIES PORTFOLIO

The Portfolio's primary investment objective is HIGH CURRENT INCOME and its secondary investment objective is CAPITAL APPRECIATION, each to the extent consistent with the PROTECTION OF CAPITAL. This means we seek investments that will pay income and also increase in value, while attempting to reduce volatility. To achieve these objectives, we normally invest primarily in MORTGAGE-BACKED DEBT SECURITIES. These securities will usually be mortgage-related securities issued or guaranteed by U.S. governmental agencies. However, we may invest up to 25% of the Portfolio's total assets in privately issued mortgage-related securities. Our investments in mortgage-related securities may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally purchase debt obligations that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The Portfolio's investment objective is MAXIMUM CURRENT INCOME consistent with the maintenance of LIQUIDITY and the PRESERVATION OF CAPITAL. To achieve this objective, we invest primarily in SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT that mature in 13 months or less. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee that we will be successful. So far, the Portfolio's net asset value per share has never deviated from $1.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.


EQUITY PORTFOLIOS

Since these Portfolios invest primarily in common stocks, there is the risk that the price of a particular stock owned by a Portfolio could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an


4  THE TARGET PORTFOLIO TRUST                 [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY


individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Also, since some of the Portfolios focus on either a growth or value style, there is the risk that a particular style may be out of favor for a period of time.

     The SMALL CAPITALIZATION GROWTH and SMALL CAPITALIZATION VALUE PORTFOLIOS invest primarily in stocks of smaller companies with a market capitalization of under $1.5 billion. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

     The INTERNATIONAL EQUITY PORTFOLIO invests primarily in stocks of foreign companies. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.

INCOME PORTFOLIOS

The debt obligations in which these Portfolios invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of interest rate changes or a loss of confidence in the ability of the borrower to pay back debt. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions.

     The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND AND MORTGAGE BACKED SECURITIES PORTFOLIOS may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, a Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collaterlized.

RISK/RETURN SUMMARY


     The INTERNATIONAL BOND, TOTAL RETURN BOND AND INTERMEDIATE-TERM BOND PORTFOLIOS may invest in non-investment grade securities -- also known as "junk bonds" -- which have a higher risk of default and tend to be less liquid than higher-rated securities. These Portfolios may also invest in debt obligations of foreign issuers. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below. In addition, these Portfolios may actively and frequently trade their portfolio securities.

     The INTERNATIONAL BOND PORTFOLIO is a nondiversified fund, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a nondiversified portfolio involves greater risk than investing in a diversified portfolio.

     Although investments in mutual funds involve risk, investments in money market funds like the U.S. GOVERNMENT MONEY MARKET PORTFOLIO are generally less risky than investments in other types of funds. This is because the Portfolio may only invest in high quality securities, limits the average maturity of its portfolio to 90 days or less, and limits its ability to invest in any particular security to those that mature in 13 months or less. For purposes of satisfying the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Portfolio can demand repayment of the security. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENTS IN FOREIGN SECURITIES

     Investing in foreign securities involves more risk than investing in securities of U.S. issuers. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. The amount of income available for distribution may be affected by our foreign currency gains or losses and certain hedging activities. There are special risks that may arise with the introduction of the euro as the common currency of the European Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro, as well as the possibility that the euro will cause markets to become more volatile. In addition, political developments and changes in currency exchange rates may adversely affect the value of a Portfolio's foreign securities.
                                      * * *


6     THE TARGET PORTFOLIO TRUST                  [TELEPHONE]    (800) 225-1852

RISK/RETURN SUMMARY

     In addition to the principal investment strategies discussed above, the Portfolios may use risk management techniques to try to preserve assets or enhance return. These strategies may present above-average risks. Derivatives may not fully offset the underlying positions and this could result in losses to a Portfolio that would not otherwise have occurred. Some of our investment strategies involve additional risks. For example, the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged. For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

     An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how a Portfolio performs. The following bar charts show each Portfolio's performance for each full calendar year of operation. The bar charts and tables below demonstrate the risk of investing in the Portfolios by showing how returns can change from year to year and by showing how each Portfolio's average annual total returns compare with those of a broad measure of market performance and/or a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.


LARGE CAPITALIZATION GROWTH PORTFOLIO


                           [ANNUAL RETURNS BAR CHART]

  ANNUAL RETURNS


           1994            -0.68%
           1995            25.76%
           1996            21.10%
           1997            20.77%
           1998            44.22%

BEST QUARTER: 33.06% (4th quarter of 1998)
WORST QUARTER: -13.67% (3rd quarter of 1998)


  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

                                      1 YEAR       5 YEARS        SINCE INCEPTION
  LARGE CAP GROWTH PORTFOLIO          44.22%        21.38%         17.48% (since 1-5-93)

  S&P 500(2)                          28.60%        24.05%         21.60% (since 1-5-93)

  LIPPER AVERAGE(3)                   22.91%        18.66%         17.34% (since 1-5-93)


(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.

(2) The Standard & Poor's 500 Stock Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Growth Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.


8  THE TARGET PORTFOLIO TRUST                 [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY

LARGE CAPITALIZATION VALUE PORTFOLIO

ANNUAL RETURNS
                                  [BAR CHART]


              1994           2.18%
              1995          32.08%
              1996          19.17%
              1997          29.80%
              1998          10.25%



BEST QUARTER: 14.53% (2nd quarter of 1997)
WORST QUARTER: -10.46% (3rd quarter of 1998)

  AVERAGE ANNUAL RETURNS(1) (as of 12-31-98)


                                      1 YEAR       5 YEARS         SINCE INCEPTION
  LARGE CAP VALUE PORTFOLIO           10.25%        18.14%    15.38% (SINCE 1-5-93)

  S&P 500(2)                          28.60%        24.05%    21.60% (SINCE 1-5-93)

  LIPPER AVERAGE(3)                   15.61%        18.35%    17.16% (SINCE 1-5-93)

(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.

(2) The Standard & Poor's 500 Stock Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Growth & Income Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

RISK/RETURN SUMMARY

SMALL CAPITALIZATION GROWTH PORTFOLIO

                                   [BAR CHART]
  ANNUAL RETURNS

              1994          -2.19%
              1995          24.62%
              1996          18.88%
              1997          20.85%
              1998           2.55%

BEST QUARTER: 22.49% (4th quarter of 1998)
WORST QUARTER: -24.41% (3rd quarter of 1998)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

                                      1 YEAR       5 YEARS         SINCE INCEPTION

  SMALL CAP GROWTH PORTFOLIO           2.55%        12.42%      13.48%(SINCE 1-5-93)

  RUSSELL 2000(2)                     -2.55%        11.87%      13.01%(SINCE 1-5-93)

  LIPPER AVERAGE(3)                   -0.32%        12.87%      13.56%(SINCE 1-5-93)

(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee. Without the management fee waiver or expense reimbursement in effect in 1993, the average annual returns would have been lower.

(2) The Russell 2000 Index -- an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index -- gives a broad look at how the stock prices of smaller companies have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Small Company Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.


10  THE TARGET PORTFOLIO TRUST                [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY

SMALL CAPITALIZATION VALUE PORTFOLIO

                                  [BAR CHART]
ANNUAL RETURNS

              1994          -11.03%
              1995           19.21%
              1996           21.75%
              1997           29.98%
              1998          - 6.62%

BEST QUARTER: 16.85% (2nd quarter of 1997)
WORST QUARTER: -20.07% (3rd quarter of 1998)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

                                      1 YEAR       5 YEARS         SINCE INCEPTION
  SMALL CAP VALUE PORTFOLIO           -6.62%         9.42%      12.91%(SINCE 1-5-93)

  RUSSELL 2000(2)                     -2.55%        11.87%      13.01%(SINCE 1-5-93)

  LIPPER AVERAGE(3)                   -0.32%        12.87%      13.56%(SINCE 1-5-93)

(1) The Portfolio's returns are after deduction of expenses but do not reflect the expense of the Target Program fee. Without the management fee waiver or expense reimbursement in effect in 1993, the average annual returns would have been lower.
(2) The Russell 2000 Index -- an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index -- gives a broad look at how the stock prices of smaller companies have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.
(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Small Company Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

RISK/RETURN SUMMARY

INTERNATIONAL EQUITY PORTFOLIO

                                  [BAR CHART]
ANNUAL RETURNS


              1994           0.18%
              1995          15.38%
              1996          15.25%
              1997          10.60%
              1998          15.49%


BEST QUARTER: 18.03% (1st quarter of 1998)
WORST QUARTER: -17.53% (3rd quarter of 1998)


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)



                                       1 YEAR       5 YEARS        SINCE INCEPTION

  INTERNATIONAL EQUITY PORTFOLIO       15.49%        11.22%   14.53% (SINCE 1-5-93)

  EAFE(2)                              20.33%         9.50%   13.10% (SINCE 1-5-93)

  LIPPER AVERAGE(3)                    13.05%         7.69%   12.27% (SINCE 1-5-93)

(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee.

(2) The Morgan Stanley Capital International (MSCI) EAFE (R) Index -- a weighted, unmanaged index that reflects stock price movements in Europe, Australasia and the Far East -- gives a broad look at how foreign stocks have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper International Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.


12  THE TARGET PORTFOLIO TRUST                [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY

INTERNATIONAL BOND PORTFOLIO
                                  [BAR CHART]
ANNUAL RETURNS(*)

              1995          14.66%
              1996           4.45%
              1997          -5.73%
              1998           8.55%


BEST QUARTER: 11.74% (1st quarter of 1995)
WORST QUARTER: -5.74% (1st quarter of 1997)

(*) Without the management fee waiver or expense reimbursement in effect through 1995, the annual returns would have been lower.


AVERAGE ANNUAL RETURNS(1) (as of 12-31-98)

                                            1 YEAR                SINCE INCEPTION
  INTERNATIONAL BOND PORTFOLIO               8.55%              4.67% (SINCE 5-17-94)

  WB INDEX(2)                               17.79%              8.74% (SINCE 5-17-94)

  LIPPER AVERAGE(3)                         11.91%              8.38% (SINCE 5-17-94)

(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee. Without the management fee waiver or expense reimbursement in effect through 1995, the average annual returns would have been lower.

(2) The Salomon Smith Barney Non-U.S. World Government Bond Index (WB Index) -- an unmanaged index of approximately 600 high quality bonds issued in several different currencies -- gives a broad look at how foreign bonds have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges.
    Source: Lipper, Inc.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper International Income Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

RISK/RETURN SUMMARY

TOTAL RETURN BOND PORTFOLIO

ANNUAL RETURNS(*)

              1994          - 3.54%
              1995           19.63%
              1996            5.02%
              1997            9.23%
              1998            8.28%


BEST QUARTER: 6.32% (2nd quarter of 1995)
WORST QUARTER: -3.35% (1st quarter of 1994)

(*) Without the management fee waiver or expense reimbursement in effect through 1995, the annual returns would have been lower.


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

                                      1 YEAR       5 YEARS         SINCE INCEPTION

  TOTAL RETURN BOND PORTFOLIO          8.28%         7.47%     7.93% (SINCE 1-5-93)

  LGCI(2)                              9.47%         7.30%     7.92% (SINCE 1-5-93)

  LIPPER AVERAGE(3)                    7.44%         7.13%     7.01% (SINCE 1-5-93)

(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee. Without the management fee waiver or expense reimbursement in effect through 1995, the average annual returns would have been lower.

(2) The Lehman Government/Corporate Index (LGCI) -- an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years -- gives a broad look at how bonds have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges.
    Source: Lipper, Inc.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt BBB Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

14  THE TARGET PORTFOLIO TRUST                [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY

INTERMEDIATE-TERM BOND PORTFOLIO

                                  [BAR CHART]
ANNUAL RETURNS

              1994           -2.23%
              1995           16.87%
              1996            5.22%
              1997            8.57%
              1998            7.09%

BEST QUARTER: 5.79% (2nd quarter of 1995)
WORST QUARTER: -1.79% (1st quarter of 1994)



AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

                                    1 YEAR       5 YEARS         SINCE INCEPTION
INTERMEDIATE-TERM
  BOND PORTFOLIO                     7.09%         6.93%     7.34% (SINCE 1-5-93)

LIGC(2)                              8.44%         6.60%     6.96% (SINCE 1-5-93)

LIPPER AVERAGE(3)                    6.60%         5.58%     7.01% (SINCE 1-5-93)

(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee. Without the management fee waiver or expense reimbursement in effect through 1993, the average annual returns would have been lower.

(2) The Lehman Intermediate Government/Corporate Index (LIGC) -- an unmanaged index of publicly traded U.S. Government bonds and investment grade corporate bonds with maturities of up to 10 years -- gives a broad look at how intermediate-term bonds have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment Grade Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.

RISK/RETURN SUMMARY

MORTGAGE BACKED SECURITIES PORTFOLIO

                                  [BAR CHART]

ANNUAL RETURNS(*)

              1994           -0.51%
              1995           16.18%
              1996            5.56%
              1997            8.82%
              1998            6.37%

BEST QUARTER: 4.71% (1st quarter of 1995)
WORST QUARTER: -1.67% (1st quarter of 1994)

(*) Without the management fee waiver or expense reimbursement in effect through 1995, the annual returns would have been lower.


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

                                      1 YEAR       5 YEARS         SINCE INCEPTION
  MORTGAGE BACKED
   SECURITIES PORTFOLIO                6.37%         7.15%    7.45% (SINCE 1-5-93)

  MORTGAGE INDEX(2)                    6.99%         7.24%    7.20% (SINCE 1-5-93)

  LIPPER AVERAGE(3)                    6.08%         5.95%    6.15% (SINCE 1-5-93)

(1) The Portfolio's returns are after deduction of expenses, but do not reflect the expense of the Target Program fee. Without the management fee waiver or expense reimbursement in effect through 1995, the average annual returns would have been lower.

(2) The Salomon Smith Barney Mortgage Backed Security Index (Mortgage Index) -- an unmanaged index of 30- and 15-year mortgage-related securities issued by U.S. Government agencies -- gives a broad look at how mortgage-backed securities have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Source: Bloomberg, L.P.

(3) The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Mortgage Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper, Inc.


16  THE TARGET PORTFOLIO TRUST                 [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY


U.S. GOVERNMENT MONEY MARKET PORTFOLIO


ANNUAL RETURNS

              1994          3.79%
              1995          5.25%
              1996          4.53%
              1997          4.95%
              1998          4.88%


BEST QUARTER: 1.36% (4th quarter of 1997)
WORST QUARTER: 0.67% (1st quarter of 1994)

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

                                      1 YEAR       5 YEARS         SINCE INCEPTION
  U.S. GOVERNMENT
    MONEY MARKET PORTFOLIO             4.88%         4.69%    4.35% (SINCE 1-5-93)

  LIPPER AVERAGE(2)                    4.89%         4.72%    4.36% (SINCE 1-5-93)

7-DAY YIELD(1) (AS OF 12-31-98)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO                                    4.51%

IBC AVERAGE(3)                                                            4.53%

(1) The Portfolio's returns and yield are after deduction of expenses, but do not reflect the expense of the Target Program fee.
(2) The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Government Money Funds category. Source: Lipper, Inc.

(3) The IBC Average is based upon the average yield of all mutual funds in the International Business Communications Financial Data All Taxable Money Market Fund category. Source: IBC/Donahue, Inc.

RISK/RETURN SUMMARY

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold the shares of each Portfolio.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  EQUITY PORTFOLIOS   INCOME PORTFOLIOS
                                                  -----------------   -----------------
Maximum sales charge (load) imposed on                 None              None
 purchases (as a percentage of offering price)

Maximum deferred sales charge (load)                   None              None
 (as a percentage of the lower of original
 purchase price or sale proceeds)

Maximum sales charge (load) imposed                    None              None
 on reinvested dividends and other distributions

Redemption fees                                        None              None

Exchange fee                                           None              None

Maximum annual Target Program fee(1)               1.25%/1.50%(2)      1.35%/1.00%(3)

(1) The Target Program fee only applies to Target Program participants.

(2) The maximum Target Program fee is 1.25% for investors who invest in the Portfolios through an Individual Retirement Account or a qualified employee benefit plan (together, Plan investors). The maximum Target Program fee is 1.50% for non-Plan investors.

(3) The maximum Target Program fee is 1.35% for Plan investors and is 1.00% for non-Plan investors.

18  THE TARGET PORTFOLIO TRUST                 [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY
EQUITY PORTFOLIOS
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

LARGE CAPITALIZATION GROWTH PORTFOLIO

Management fees                                         .60%
+ Distribution and service (12b-1) fees                 None
+ Other expenses                                        .08%
= TOTAL ANNUAL FUND OPERATING EXPENSES                  .68%

LARGE CAPITALIZATION VALUE PORTFOLIO
Management fees                                         .60%
+ Distribution and service (12b-1) fees                 None
+ Other expenses                                        .11%
= TOTAL ANNUAL FUND OPERATING EXPENSES                  .71%

SMALL CAPITALIZATION GROWTH PORTFOLIO
Management fees                                         .60%
+ Distribution and service (12b-1) fees                 None
+ Other expenses                                        .17%
= TOTAL ANNUAL FUND OPERATING EXPENSES                  .77%

SMALL CAPITALIZATION VALUE PORTFOLIO
Management fees                                         .60%
+ Distribution and service (12b-1) fees                 None
+ Other expenses                                        .19%
= TOTAL ANNUAL FUND OPERATING EXPENSES                  .79%

INTERNATIONAL EQUITY PORTFOLIO
Management fees                                         .70%
+ Distribution and service (12b-1) fees                 None
+ Other expenses                                        .21%
= TOTAL ANNUAL FUND OPERATING EXPENSES                  .91%

RISK/RETURN SUMMARY

INCOME PORTFOLIOS

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

  INTERNATIONAL BOND PORTFOLIO
  Management fees                                         .50%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                       1.04%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                 1.54%

  TOTAL RETURN BOND PORTFOLIO
  Management fees                                         .45%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .36%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .81%

  INTERMEDIATE-TERM BOND PORTFOLIO
  Management fees                                         .45%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .21%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .66%

  MORTGAGE BACKED SECURITIES PORTFOLIO
  Management fees                                         .45%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .25%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .70%

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO
  Management fees                                         .25%
  + Distribution and service (12b-1) fees                 None
  + Other expenses                                        .30%
  = TOTAL ANNUAL FUND OPERATING EXPENSES                  .55%

20  THE TARGET PORTFOLIO TRUST                [TELEPHONE GRAPHIC] (800)225-1852

RISK/RETURN SUMMARY


FEES AND EXPENSES EXAMPLE

This example will help you compare the fees and expenses of the Portfolios and the cost of investing in the Portfolios with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                              1 YR      3 YRS        5 YRS      10 YRS
                                            ------      ------      ------      ------
LARGE CAPITALIZATION GROWTH PORTFOLIO       $   69      $  218      $  379      $  847

LARGE CAPITALIZATION VALUE PORTFOLIO        $   73      $  227      $  395      $  883

SMALL CAPITALIZATION GROWTH PORTFOLIO       $   79      $  246      $  428      $  954

SMALL CAPITALIZATION VALUE PORTFOLIO        $   81      $  252      $  439      $  978

INTERNATIONAL EQUITY PORTFOLIO              $   93      $  290      $  504      $1,120

INTERNATIONAL BOND PORTFOLIO                $  157      $  486      $  839      $1,834

TOTAL RETURN BOND PORTFOLIO                 $   83      $  259      $  450      $1,002

INTERMEDIATE-TERM BOND PORTFOLIO            $   67      $  211      $  368      $  822

MORTGAGE BACKED SECURITIES PORTFOLIO        $   72      $  224      $  390      $  871

U.S. GOVERNMENT MONEY MARKET PORTFOLIO      $   56      $  176      $  307      $  689

HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

     In pursuing our objective, we invest in STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the S&P
500. When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. We normally invest at least 80% of the Portfolio's total assets in common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase).


LARGE CAPITALIZATION VALUE PORTFOLIO


The Portfolio's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that we think will increase in value as well as pay the Portfolio dividends.

     In pursuing our objective, we invest in STOCKS OF LARGE COMPANIES using a VALUE INVESTMENT STYLE. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We normally invest at least 80% of the Portfolio's total assets in common stocks and securities convertible into common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase) that we think will pay regular dividends.

SMALL CAPITALIZATION GROWTH PORTFOLIO


The Portfolio's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

22  The Target Portfolio Trust                 [TELEPHONE] (800)225-1852

HOW THE PORTFOLIOS INVEST

     In pursuing our objective, we invest in STOCKS OF SMALL COMPANIES we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, return on capital, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. We do not consider dividend income in selecting stocks for the Portfolio. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. We normally invest at least 65% of its total assets in common stocks of companies with a total market capitalization of less than $1.5 billion (measured at the time of purchase).


SMALL CAPITALIZATION VALUE PORTFOLIO

The Portfolio's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

     In pursuing our objective, we invest in STOCKS OF SMALL COMPANIES using a value investment style. That is, we invest in stocks that we believe are undervalued and have an above average potential to increase in price. We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow and recent performance. We also consider dividend growth prospects in selecting stocks for the Portfolio. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We normally invest at least 80% of the Portfolio's total assets in common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of less than $1.5 billion (measured at the time of purchase).


INTERNATIONAL EQUITY PORTFOLIO


The Portfolio's investment objective is CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

     In pursuing our objective, we invest in STOCKS of companies located in FOREIGN COUNTRIES. We look for stocks that we believe are undervalued based on their earnings, cash flow or asset values. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We may invest in stocks of companies in both developed and developing countries. We normally invest at least 65% of the Portfolio's total assets in stocks of companies in at least three foreign countries. The foreign securities held by the Portfolio normally will be denominated in foreign currencies, including the euro -- a multinational currency unit.

HOW THE PORTFOLIOS INVEST

     The Portfolio may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRS), AMERICAN DEPOSITARY SHARES (ADSS), GLOBAL DEPOSITARY RECEIPTS (GDRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRS). ADRs, ADSs, GDRs and EDRs are certificates -- usually issued by a bank or trust company -- that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

INCOME PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO


The Portfolio's investment objective is HIGH TOTAL RETURN. This means that we seek investments that we think will increase in value as well as pay income.

     In pursuing our objective, we invest in HIGH GRADE FOREIGN DEBT OBLIGATIONS issued or guaranteed by foreign governments, their agencies and instrumentalities, foreign companies and financial institutions and by supranational organizations. These obligations may include mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in asset-backed securities like automobile loans and credit card receivables. We normally invest at least 75% of the Portfolio's total assets in debt obligations rated A or better by S&P, Moody's or another major rating service and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 25% of the Portfolio's total assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- rated at least B by S&P, Moody's or another major rating service and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated.

     We normally invest at least 65% of the Portfolio's total assets in high grade foreign bonds of issuers in at least three foreign countries. These issuers may be in developed as well as developing countries. The ~foreign debt obligations held by the Portfolio normally will be denominated ~in foreign currencies, including the euro -- a multinational currency unit. The Portfolio can also invest in debt obligations issued by the U.S. Government and its agencies or by U.S. companies.

     The Portfolio is a NONDIVERSIFIED FUND that generally may invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. This could make the value of the Portfolio's shares more volatile than the shares of a diversified fund. In addition, economic, political or regulatory

24  The Target Portfolio Trust                        [TELEPHONE] (800) 225-1852

HOW THE PORTFOLIOS INVEST

developments could have a greater impact on the Portfolio's share price than would be the case if the Portfolio were diversified among more issuers.


TOTAL RETURN BOND PORTFOLIO

The Portfolio's investment objective is TOTAL RETURN consisting of CURRENT INCOME and CAPITAL APPRECIATION. This means that we seek investments that we think will pay income as well as increase in value.

     In pursuing our objective, we invest primarily in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Portfolio can invest up to 20% of its assets in foreign debt obligations.

     The Portfolio invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. Government entities including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Portfolio's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Portfolio may invest may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in asset-backed securities.

     We normally invest at least 65% of the Portfolio's total assets in bonds, and at least 90% of its total assets in "investment grade" debt obligations -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- which are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated.

     The Portfolio's dollar-weighted average portfolio maturity will generally be between four and fifteen years.


INTERMEDIATE-TERM BOND PORTFOLIO

The Portfolio's investment objective is CURRENT INCOME and REASONABLE ~STABILITY OF PRINCIPAL. This means that we seek investments that we think will pay dividends and other income, while attempting to reduce volatility.

HOW THE PORTFOLIOS INVEST

     In pursuing our objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Portfolio may invest up to 20% of its assets in foreign debt obligations.

     The Portfolio invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. Government entities and up to 25% of its assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). These investments may include COLLATERALIZED MORTGAGE OBLIGATIONS and stripped mortgage-backed securities. We may also invest in asset-backed securities like automobile loans and credit card receivables.

     We normally invest at least 65% of the Portfolio's total assets in bonds, and at least 90% of its total assets in "investment grade" debt obligations -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated bonds that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- which are rated at least B by S&P, Moody's or another major rating service, and unrated bonds that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio's dollar-weighted average maturity will generally be between three and ten years.

Mortgage Backed Securities Portfolio

The Portfolio's primary investment objective is HIGH CURRENT INCOME and its secondary investment objective is CAPITAL APPRECIATION, each to the extent consistent with the PROTECTION OF CAPITAL. This means we seek investments that we think that will pay income and also increase in value, while attempting to reduce volatility.

     In pursuing these objectives, we normally invest at least 65% of the Portfolio's total assets in MORTGAGE-BACKED DEBT SECURITIES. These securities will usually be mortgage-related securities issued or guaranteed by U.S. governmental agencies, including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Portfolio's total assets in privately issued mortgage-related securities (which are not guaranteed by the U.S. Government). The mortgage-related securities in which the Portfolio invests include COLLATERALIZED MORTGAGE OBLIGATIONS issued by U.S. Government-related entities and by private issuers and STRIPPED MORTGAGE-BACKED SECURITIES. We

26  The Target Portfolio Trust               [TELEPHONE] (800) 225-1852

HOW THE PORTFOLIOS INVEST

may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables.

     We normally purchase mortgage-related securities that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated.


U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The Portfolio's investment objective is MAXIMUM CURRENT INCOME consistent with the maintenance of LIQUIDITY and the PRESERVATION OF CAPITAL. This means that we seek income-producing investments with the credit quality and liquidity to preserve the value of the Portfolio's shares. Because we seek to maintain the value of the Portfolio's shares at $1, we manage the Portfolio to comply with specific regulations designed for money market funds.

     In pursuing our objective, we invest exclusively in U.S. dollar denominated SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT that mature in ~13 months or less and REPURCHASE AGREEMENTS relating to those securities.

     While we make every effort to maintain a net asset value of $1 per share, we can't guarantee that we will always be successful. So far, the Portfolio's net asset value per share has never deviated from $1.

                                      * * *


     In choosing portfolio securities, the investment advisers to the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. The investment advisers also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

                                      * * *

     For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Portfolios, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

     Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

HOW THE PORTFOLIOS INVEST

MORTGAGE-RELATED SECURITIES

The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. In addition, the International Bond Portfolio may invest in mortgage-related securities issued or guaranteed by foreign governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government or its agencies include FNMAs, GNMAs and debt securities issued by the FHLMC. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

     Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

     The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.


28    THE TARGET PORTFOLIO TRUST                 [TELEPHONE]  (800)  225-1852

HOW THE PORTFOLIOS INVEST

ASSET-BACKED SECURITIES

The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each invest in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized.

OTHER INVESTMENTS

In addition to their principal strategies, we may also use the following investment strategies to increase the Portfolios' returns or protect their assets if market conditions warrant.

MONEY MARKET INSTRUMENTS

Each Portfolio may invest in high quality MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. Government or its agencies or a foreign government. The U.S. GOVERNMENT MONEY MARKET PORTFOLIO will normally limit its investments in these instruments to securities issued or guaranteed by the U.S. Government or its agencies.

     All Portfolios except the International Bond Portfolio will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. The INTERNATIONAL BOND PORTFOLIO will only purchase money market instruments in the highest short-term quality rating of a major rating service. The Portfolios may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

U.S. GOVERNMENT SECURITIES

The Portfolios may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

     The Portfolios may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and SLMA, are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

HOW THE PORTFOLIOS INVEST

     The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

DEBT OBLIGATIONS

In addition to their principal investments, the Large Capitalization Value, Small Capitalization Value and International Equity Portfolios may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Large Capitalization Value and Small Capitalization Value Portfolios may also invest in asset-backed securities from time to time. See "Asset-Backed Securities" above.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Portfolio's assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Portfolio's assets when the markets are unstable.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The TOTAL RETURN BOND, INTERMEDIATE-TERM BOND AND MORTGAGE BACKED SECURITIES PORTFOLIOS may each enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. When a Portfolio enters into a reverse repurchase agreement, the Portfolio borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

     When a Portfolio enters into a dollar roll, the Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.


30  THE TARGET PORTFOLIO TRUST                     [TELEPHONE]  (800)  225-1852

HOW THE PORTFOLIOS INVEST

SHORT SALES

The MORTGAGE BACKED SECURITIES PORTFOLIO may make SHORT SALES of a security. This means that the Portfolio may sell a security that it does not own when we think the value of the security will decline. The Portfolio generally borrows the security to deliver to the buyer in a short sale. The Portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. The Portfolio may also make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Portfolio gives up the opportunity for capital appreciation in the security.

REPURCHASE AGREEMENTS

Each Portfolio may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Portfolio and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by a Portfolio to the other party that creates a fixed return for the Portfolio.

CONVERTIBLE SECURITIES

Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in CONVERTIBLE SECURITIES. These are securities -- like bonds, corporate notes and preferred stock -- that we can convert into the company's common stock or some other equity security.

DERIVATIVE STRATEGIES

The INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE-BACKED SECURITIES PORTFOLIOS may each use various derivative strategies to try to improve the Portfolio's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. The derivatives in which these Portfolios may invest include FUTURES, OPTIONS AND OPTIONS ON FUTURES. In addition, each of these Portfolios, except the Mortgage Backed Securities Portfolio, may enter into FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES. Because the International Equity and International Bond Portfolios

HOW THE PORTFOLIOS INVEST

invest a large percentage of their assets in securities denominated in foreign currencies, we may use "CURRENCY HEDGES" to help protect the Portfolios' NAVs from declining if a particular foreign currency were to decrease in value against the U.S. dollar.

     Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match a Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Description of the Portfolios, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

OPTIONS

     The International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. Government securities. The Portfolios will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS;FOREIGN CURRENCY FORWARD CONTRACTS

     The International Equity, International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios may purchase and sell financial futures contracts and related options on debt securities, aggregates of debt securities, currencies, financial indexes or U.S. Government securities. A futures contract is an agreement to buy or sell a set quantity of underlying product at a future date or to make or receive a cash payment based on the value of a securities index. The International Equity, International Bond, Total Return Bond, and Intermediate-Term Bond Portfolios also may enter into foreign currency forward contracts to protect the value of their assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


32   THE TARGET PORTFOLIO TRUST                 [TELEPHONE]    (800)   225-1852

HOW THE PORTFOLIOS INVEST

ADDITIONAL STRATEGIES

The Portfolios may also use additional strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Portfolio does not earn interest income until the date the debt obligations are delivered.

     The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, a Portfolio and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a Portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

     The Portfolios also follow certain policies when they BORROW MONEY (the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios can each borrow up to 331/3% of the value of its total assets, while the other Portfolios may each borrow up to 20% of the value of its total assets); and hold ILLIQUID SECURITIES (each Portfolio except the U.S. Government Money Market Portfolio may hold up to 15% of its net assets, and the U.S. Government Money Market Portfolio may hold up to 10% of its net assets, in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

     Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

     As a result of the strategies described above, the International Bond, Total Return Bond and Intermediate-Term Bond Portfolios may have an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect a Portfolio's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

HOW THE PORTFOLIOS INVEST

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Portfolios is no exception. Since a Portfolio's holdings can vary significantly from broad market indexes, performance of the Portfolios can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Portfolios' principal investments and certain other investments the Portfolios may make. See, too, "Description of the Portfolios, Their Investments and Risks" in the SAI.


INVESTMENT TYPE

% OF PORTFOLIOS' TOTAL ASSETS             RISKS                           POTENTIAL REWARDS
  COMMON STOCKS                    -   Individual stocks              -   Historically, stocks have
                                       could lose value                   outperformed other
  Large Cap Growth,                                                       investments over the
  Large Cap Value,                 -   The equity markets could           long term
  Small Cap Growth and                 go down, resulting in a
  Small Cap Value                      decline in value of a          -   Generally, economic
  Portfolios                           Portfolio's investments            growth means higher
                                                                          corporate profits,
                                   -   Companies that pay                 which leads to an
  At least 80%                         dividends may not do               increase in stock
                                       so if they don't                   prices, known as
                                       have profits or                    capital appreciation
  International                        adequate cash flow
  Equity Portfolio                                                    -   May be a source of
                                   -   Changes in economic or             dividend income
                                       political conditions,
                                       both domestic and
  At least 65%                         international, may
                                       result in a decline in
                                       value of a Portfolio's
                                       investments
----------------------------------------------------------------------------------------------------
SMALL CAPITALIZATION               -   Stocks of small companies      -   Highly successful smaller
  STOCKS (market capi-                 are more volatile and may          companies can outperform
  talization below                     decline more than those in         larger ones
  $1.5 billion)                        the S&P 500 Index

  Small Cap Growth and             -   Small companies are more
  Small Cap Value                      likely to reinvest earnings
  Portfolios                           and not pay dividends

  At least 65%                     -   Changes in interest
                                       rates may affect the
  International Equity                 securities of small
  Portfolio                            companies more than
                                       the securities of
  Percentage varies                    larger companies

34  THE TARGET PORTFOLIO TRUST                [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE PORTFOLIOS INVEST


  % OF PORTFOLIOS' TOTAL ASSETS        RISKS                               POTENTIAL REWARDS
------------------------------------------------------------------------------------------------------------
  DEBT OBLIGATIONS                     -   A Portfolio's share price,       -   Bonds have generally
                                           yield and total return will          outperformed money market
  Large Cap Value and                      fluctuate in response to bond        instruments over the long
  Small Cap Value                          market movements                     term with less risk than
  Portfolios                                                                    stock
                                       -   Credit risk -- the default of
  Up to 20%                                an issuer would leave a          -   Most bonds will rise in value
                                           Portfolio with unpaid                when interest rates fall
                                           interest or principal. The
  International Equity                     lower a bond's quality, the      -   Regular interest income
  Portfolio                                higher its potential
                                           volatility                       -   Generally more secure than
  Up to 35%                                                                     stock since companies must
                                       -   Market risk -- the risk that         pay their debts before paying
  International Bond                       the market value of an               stockholders
  Portfolio                                investment may move up or
                                           down, sometimes rapidly or       -   Investment-grade bonds have a
  Up to 100%                               unpredictably. Market risk           lower risk of default.
                                           may affect an industry, a
  Total Return Bond                        sector, or the market as a       -   Bonds with longer maturity
  and Intermediate-Term                    whole                                dates typically have higher
  Bond Portfolios                                                               yields
                                       -   Interest rate risk -- the
  Up to 100%                               value of most bonds will fall    -   Intermediate-term securities
                                           when interest rates rise; the        may be less susceptible to
  Mortgage Backed                          longer a bond's maturity and         loss of principal than longer
  Securities Portfolio                     the lower its credit quality,        term securities
                                           the more its value typically
  Up to 100%                               falls. It can lead to price
                                           volatility, particularly for
                                           junk bonds and stripped
                                           securities

------------------------------------------------------------------------------------------------------------
 FOREIGN SECURITIES                -   Foreign markets, economies          -   Investors can participate
                                       and political systems may               in foreign markets and
                                       not be as stable as in the              invest in companies operating
  International Equity                 U.S., particularly those in             in those markets
  and International                    developing countries
  Bond Portfolios                                                          -   Changing value of foreign
                                   -   Currency risk -- changing               currencies
  Up to 100%                           value of foreign currencies
                                                                           -   Opportunities for
  Total Return Bond and            -   May be less liquid than                 diversification
  Intermediate-Term Bond               U.S. stocks and bonds
  Portfolios                                                               -   Principal and interest on
                                   -   Differences in foreign                  foreign government securities
  Up to 20%                            laws, accounting standards,             may be guaranteed
                                       public information, custody
                                       and settlement practices

                                   -   Year 2000 conversion may be
                                       more of a problem for some
                                       foreign issuers

                                   -   Not all government securities
                                       are insured or guaranteed by the
                                       government, but only by the
                                       issuing agency

                                                                            35

HOW THE PORTFOLIOS INVEST

INVESTMENT TYPE

  % OF PORTFOLIOS' TOTAL ASSETS        RISKS                               POTENTIAL REWARDS
-------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT                  -   Not all are insured or              -   Regular interest income
  SECURITIES                           guaranteed by the U.S.
                                       Government, but only by the         -   The U.S. Government
  U.S. Government Money                issuing agency                          guarantees interest and
  Market Portfolio                                                             principal payments on
                                   -   Limits potential for                    certain securities.
  Up to 100%                           capital appreciation
                                                                           -   Generally more secure than
  Other Portfolios                 -   Market risk                             lower quality debt
                                                                               securities and equity
  Percentage varies, and           -   Interest rate risk                      securities
  up to 100% on
  a temporary basis

                                                                           -   May preserve a
                                                                               Portfolio's assets
---------------------------------------------------------------------------------------------------------
  MONEY MARKET                     -   U.S. Government money market        -   May preserve a Portfolio's
  INSTRUMENTS                          securities offer a lower yield          assets
                                       than lower-quality or longer-
  U.S. Government Money                term securities
  Market Portfolio

                                   -   Limits potential for
  Up to 100%                           capital appreciation

  Other Portfolios                 -   Credit risk

  Up to 100% on                    -   Market risk
  a temporary basis
---------------------------------------------------------------------------------------------------------------
  MORTGAGE-RELATED                 -   Prepayment risk -- the risk         -   Regular interest income
  SECURITIES                           that the underlying
                                       mortgage may be prepaid             -   The U.S. Government
                                       partially or completely,                guarantees interest and
                                       generally during periods of             principal payments on
  International Bond,                  falling interest rates,                 certain securities
  Total Return Bond                    which could adversely
  and Intermediate-Term                affect yield to maturity            -   May benefit from security
  Bond Portfolios                      and could require a                     interest in real estate
                                       Portfolio to reinvest in                collateral
                                       lower-yielding securities.
  Percentage varies                                                        -   Pass-through instruments
                                   -   Credit risk -- the risk                 provide greater
  Mortgage Backed                      that the underlying                     diversification than direct
  Securities Portfolio                 mortgages will not be paid              ownership of loans
                                       by debtors or by credit
  Up to 100%                           insurers or guarantors of
                                       such instruments. Some
                                       private mortgage securities
                                       are unsecured or secured by
                                       lower-rated insurers or
                                       guarantors and thus may
                                       involve greater risk

                                    -   Market risk

                                    -   Interest rate risk

36  THE TARGET PORTFOLIO TRUST                [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE PORTFOLIOS INVEST

  INVESTMENT TYPE

  % OF PORTFOLIOS' TOTAL ASSETS        RISKS                               POTENTIAL REWARDS
-------------------------------------------------------------------------------------------------------
  HIGH YIELD DEBT SECURITIES       -   Higher credit risk than             -   May offer higher interest
  (JUNK BONDS)                         higher-grade debt securities            income than higher-grade
                                                                               debt securities and higher
                                                                               potential gains
  International Bond               -   Higher market risk than
  Portfolio                            higher-grade debt securities
                                   -   More volatile than
                                       higher-grade debt securities
   Up to 25%                       -   May be more illiquid
                                       (harder to value and sell),
  Total Return Bond                    in which case valuation
  and Intermediate-Term                would depend more on
  Bond Portfolios                      investment adviser's
                                       judgment than is generally
   Up to 10%                           the case with higher-rated
                                       securities

-------------------------------------------------------------------------------------------------------
  ASSET-BACKED                     -   Prepayment risk                     -   Regular interest income
  SECURITIES
                                   -   The security interest in            -   Prepayment risk is
                                       the underlying collateral               generally lower than with
  Large Cap Value,                     may not be as great as with             mortgage-related securities
  Small Cap Value,                     mortgage-related securities
  International Bond,                                                      -   Pass-through instruments
  Total Return Bond,               -   Credit risk -- the risk                 provide greater
  Intermediate-Term                    that the underlying                     diversification than direct
  Bond and Mortgage                    receivables will not be                 ownership of loans How the
  Backed Securities                    paid by debtors or by
  Portfolios                           credit insurers or
                                       guarantors of such
                                       instruments. Some
  Percentage varies                    asset-backed securities are
                                       unsecured or secured by
                                       lower-rated insurers or
                                       guarantors and thus may
                                       involve greater risk

                                   -   Market risk

                                   -   Interest rate risk

  DERIVATIVES                           -   Derivatives such as futures,        -   A Portfolio could make
                                            options and foreign currency            money and protect against
                                            exchange contracts may not              losses if the investment
                                            fully offset the underlying             analysis proves correct
  International Equity,                     positions and this could
  International Bond,                       result in losses to the             -   One way to manage a Portfolio's
  Total Return Bond,                        Portfolio that would not                risk/return balance by locking
  Intermediate-Term Bond                    have otherwise occurred                 in the value of an investment
  and Mortgage Backed                                                               ahead of time.
  Securities Portfolios                 -   Derivatives used for risk
                                            management may not have the         -   Derivatives that involve leverage
                                            intended effects and may                could generate substantial gains
  Percentage varies                         result in losses or missed              low cost
                                            opportunities
                                                                                -   May be used to hedge against
                                        -   The other party to a                    changes in currency exchange
                                            derivatives contract could              rates
                                            default

                                        -   Derivatives that involve
                                            leverage (borrowing for
                                            investment) could magnify
                                            losses

                                        -   Certain types of
                                            derivatives involve costs
                                            to a Portfolio which can
                                            reduce returns

----------------------------------------------------------------------------------------------------------

HOW THE PORTFOLIOS INVEST

  INVESTMENT TYPE

  % OF PORTFOLIOS' TOTAL ASSETS        RISKS                               POTENTIAL REWARDS
-------------------------------------------------------------------------------------------------------
  REVERSE REPURCHASE                    -   May magnify underlying         -   May magnify underlying
  AGREEMENTS AND                            investment losses                  investment gains
  DOLLAR ROLLS
                                        -   Investment costs may exceed
  Total Return Bond,                        potential underlying
  Intermediate-Term                         investment gains
  Bond and Mortgage
  Backed Securities
  Portfolios

  Up to 33-1/3%

  WHEN-ISSUED AND
  DELAYED-DELIVERY
  SECURITIES

  All Portfolios

  Percentage varies

----------------------------------------------------------------------------------------------------------------------
  BORROWING                             -   Leverage borrowing for              -   Leverage may magnify
                                            investment may magnify losses            investment gains
 International Bond,
 Total Return Bond,                     -   Interest costs and borrowing
 Intermediate-Term Bond                     fees may exceed potential
 and Mortgage Backed                        investment gains
 Securities Portfolios

 Up to 33 1/3%

----------------------------------------------------------------------------------------------------------------------
 ADJUSTABLE/FLOATING RATE               -   Value lags value of fixed rate      -   Can take advantage of rasing
 SECURITIES                                 securities when interest rates          interest rates
                                            change
 Large Cap Value,
 International Bond,
 Total Return Bond,
 Intermediate-Term Bond
 and Mortgage Backed
 Securities Portfolios

 Percentage varies

----------------------------------------------------------------------------------------------------------------------
 STRIPPED SECURITIES                    -   More volatile than securities       -   Value rises faster when interest
                                            securities that have not                rates fall
                                            separated principal and interest
 International Bond,
 Total Return Bond,                     -   Mortgage-backed stripped
 Intermediate-Term Bond                     securities have more prepayment
 and Mortgage Backed                        and interest rate risk than other
 Securities Portfolios                      mortgage-related securities

 Percentage varies
----------------------------------------------------------------------------------------------------------------------

38  THE TARGET PORTFOLIO TRUST                [TELEPHONE GRAPHIC] (800) 225-1852

HOW THE PORTFOLIOS INVEST

  INVESTMENT TYPE

  % OF PORTFOLIOS' TOTAL ASSETS        RISKS                               POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------
  INTEREST RATE SWAPS                   -   Helps protect the return on        -   Speculative technique
                                            an investment                          including risk of loss
                                                                                   of interest payment
                                                                                   swapped
  International Bond,
  Total Return Bond,
  Intermediate-Term Bond
  and Mortgage Backed
  Securities Portfolios

  Up to 5% of net assets

----------------------------------------------------------------------------------------------------------
 ILLIQUID SECURITIES                    -   May be difficult to value          -    May offer a more
                                            precisely                               attractive yield or
 U.S. Government Money                                                              potential for growth
 Market Portfolio                       -   May be difficult to sell at             than more widely traded
                                            the time or price desired               securities
 Up to 10% of net assets

 Other Portfolios

 Up to 15% of net assets
----------------------------------------------------------------------------------------------------------



                                                                                                        39

HOW THE TRUST IS MANAGED

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

Under a management agreement with the Trust, PIFM manages the Trust's investment operations, administers its business affairs and is responsible for supervising the sub-adviser(s) (which we call an Adviser) for each of the Portfolios. For the fiscal year ended December 31, 1998, the Trust paid PIFM the management fees, and PIFM paid each Portfolio's Adviser(s) the sub-advisory fees, set forth in the table below for each of the Portfolios (shown as a percentage of average net assets).

------------------------------------------------------------------------------------------------
                                            ANNUAL         DOLLAR            ANNUAL SUB-ADVISORY
                                         MANAGEMENT      AMOUNT OF                FEE PAID TO
                                         FEE PAID TO     MANAGEMENT                ADVISER(S)
PORTFOLIO                                    PIFM           FEE                     BY PIFM
------------------------------------------------------------------------------------------------
Large Capitalization Growth Portfolio       .60%        $1,666,766                   .30%
Large Capitalization Value Portfolio        .60%         1,692,469                   .30%
Small Capitalization Growth Portfolio       .60%           975,926                   .30%
Small Capitalization Value Portfolio        .60%           922,536                   .30%
International Equity Portfolio              .70%         1,724,342                   .40%
International Bond Portfolio                .50%           153,602                   .30%
Total Return Bond Portfolio                 .45%           278,041                   .25%
Intermediate-Term Bond Portfolio            .45%           455,487                   .25%
Mortgage Backed Securities Portfolio        .45%           331,815                   .25%
U.S. Government Money Market Portfolio      .25%           266,250                  .125%
------------------------------------------------------------------------------------------------

     Subject to the supervision of the Board of Trustees of the Trust, PIFM is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PIFM considers many factors, including the firm's experience, investment philosophy and historical performance. PIFM is also responsible for monitoring the performance of the Trust's Advisers.

     PIFM and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PIFM to enter into or amend agreements with Advisers without obtaining shareholder


40     THE TARGET PORTFOLIO TRUST            [TELEPHONE GRAPHIC]  (800) 225-1852

HOW THE TRUST IS MANAGED


approval each time. This authority is subject to certain conditions, including the requirement that the Board of Trustees approve any new or amended agreements with Advisers. Shareholders of each Portfolio still have the right to terminate these agreements for the Portfolio at any time by a vote of the majority of outstanding shares of the Portfolio. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order. On October 30, 1996, the shareholders of the Trust voted to allow the Trust and PIFM to operate under the Order.

     As of March 31, 1999, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.6 billion.

ADVISERS AND PORTFOLIO MANAGERS

INTRODUCTION

The Advisers are responsible for the day-to-day management of each Portfolio, or portion thereof, that they manage, subject to the supervision of PIFM and the Board of Trustees. The Advisers are paid by PIFM, not the Trust.

     The LARGE CAPITALIZATION GROWTH, LARGE CAPITALIZATION VALUE, SMALL CAPITALIZATION GROWTH and SMALL CAPITALIZATION VALUE PORTFOLIOS each have two Advisers, each of whom manages approximately 50% of the Portfolio's assets. For each of these Portfolios, PIFM hired two Advisers with different investment philosophies. PIFM believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit these Portfolios and help reduce their volatility. PIFM periodically rebalances these Portfolios to maintain the approximately equal allocation of their assets between the two Advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, Portfolios with two Advisers may experience wash transactions -- where one Adviser buys a security at the same time the other one sells it. When this happens, the Portfolio's position in that security remains unchanged, but the Portfolio has paid additional transaction costs.

HOW THE TRUST IS MANAGED


LARGE CAPITALIZATION GROWTH PORTFOLIO

COLUMBUS CIRCLE INVESTORS (CCI) and OAK ASSOCIATES, LTD. (OAK) are the Advisers for the Large Capitalization Growth Portfolio. For their services as Advisers, CCI and Oak each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Portfolio it manages.

     As of December 31, 1998, CCI had approximately $9.6 billion in assets under management for corporate, nonprofit, government, union and mutual fund clients. The address of CCI is Metro Center, One Station Place, 8th Floor, Stanford,
CT 06902.

     ANTHONY RIZZA, a Managing Director of CCI, has been primarily responsible for managing CCI's part of the Portfolio since 1998. From 1995 to 1998, Mr. Rizza was part of a team managing the Portfolio. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts. He has been a portfolio manager with CCI since 1991.

     OAK has specialized in large-cap equity investing since it was founded in 1985. Oak provides investment management services to both individual and institutional clients. As of December 31, 1998, Oak had more than $11.5 billion in assets under management. The address of Oak is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

     JAMES D. OELSCHLAGER, President of Oak since 1985, has managed the assets of the Portfolio since 1995. DONNA BARTON, MARGARET BALLINGER and DOUGLAS MACKAY assist Mr. Oelschlager in managing the Portfolio's assets. Ms. Barton and Ms. Ballinger have been with Oak since 1985, and Mr. MacKay has been a research analyst with Oak since 1990.

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESCO CAPITAL MANAGEMENT, INC. (INVESCO) and HOTCHKIS AND WILEY are the Advisers for the Large Capitalization Value Portfolio. For their services as Advisers, INVESCO and Hotchkis and Wiley each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Portfolio it manages.

     As of December 31, 1998, INVESCO had approximately $146 billion in assets under management for clients located throughout the U.S., Europe and Japan. The address of INVESCO is 1315 Peachtree Street, Suite 500, Atlanta, GA 30309.


42     THE TARGET PORTFOLIO TRUST           [TELEPHONE GRAPHIC]  (800) 225-1852

HOW THE TRUST IS MANAGED

     NIELSON BROWN, a Vice President of INVESCO, has managed the Portfolio since its inception. Mr. Brown is a Chartered Financial Analyst and a member of the Atlanta Society of Financial Analysts. He has been a portfolio manager with INVESCO since 1989.

     HOTCHKIS AND WILEY has specialized in large-cap equity investing since it was formed in 1980. As of December 31, 1998, Hotchkis and Wiley had approximately $14.5 billion in assets under management for corporate, public, endowment and foundation and mutual fund clients. The address of Hotchkis and Wiley is 800 West Sixth Street, Fifth Floor, Los Angeles, CA 90017.

     ROGER DEBARD, Managing Director of Hotchkis and Wiley, has managed the assets of the Portfolio since 1995. Mr. DeBard is a Chartered Financial Analyst and has been a portfolio manager for Hotchkis and Wiley since 1985.

SMALL CAPITALIZATION GROWTH PORTFOLIO

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (NICHOLAS-APPLEGATE) AND INVESTMENT ADVISERS, INC. (IAI) are the Advisers for the Small Capitalization Growth Portfolio. For their services as Advisers, Nicholas-Applegate and IAI each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Portfolio it manages.

     As of December 31, 1998, NICHOLAS-APPLEGATE managed a total of approximately $31 billion in assets for a wide variety of clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors. The address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, CA 92101.

     CATHERINE S. SOMHEGYI, Chief Investment Officer -- Global Equity of Nicholas-Applegate, oversees the team which has managed the assets of the Portfolio since its inception.

     IAI has provided investment advice to corporate, public, jointly trusteed, endowment and foundation and mutual fund clients since it was established in 1947. As of December 31, 1998, IAI had approximately $6 billion in assets under management. The address of IAI is 3700 First Bank Place, P.O. Box 357, Minneapolis, MN 55440.

     MARTIN J. CALIHAN, Vice President of IAI, has managed the assets of the Portfolio since 1997. Mr. Calihan has been a portfolio manager with IAI since 1992.

HOW THE TRUST IS MANAGED


SMALL CAPITALIZATION VALUE PORTFOLIO

LAZARD ASSET MANAGEMENT (LAZARD) and WOOD, STRUTHERS & WINTHROP MANAGEMENT CORP.
(WSW) are the Advisers for the Small Capitalization Value Portfolio. For their services as Advisers, Lazard and WSW each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Portfolio it manages.

     LAZARD is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. Lazard provides investment management services to both individual and institutional clients. As of March 31, 1999, Lazard and its global affiliates had approximately $64 billion in assets under management. The address of Lazard is 30 Rockefeller Plaza, New York, NY 10112.

     HERBERT W. GULLQUIST and EILEEN D. ALEXANDERSON have managed the assets of the Portfolio since 1995. Mr. Gullquist, a Managing Director and Vice Chairman of Lazard Freres and Chief Investment Officer of Lazard, has been with Lazard since 1982. Ms. Alexanderson, a Managing Director of Lazard Freres and a Certified Financial Analyst, has been with Lazard since 1979.

     WSW was founded in 1871 and has specialized in small-cap equity investing since 1967. WSW provides investment management services to both individual and institutional clients. As of December 31, 1998, WSW had approximately $10 billion in assets under management. The address of WSW is 277 Park Avenue, New York, NY 10172.

     JAMES A. ENGLE and ROGER W. VOGEL have managed the assets of the Portfolio since 1995. Mr. Engle has been the Chief Investment Officer of WSW since 1988. Mr. Vogel, who is Senior Vice President for the Equities Division at WSW, has been the lead small-cap equity portfolio manager of WSW since 1993.

INTERNATIONAL EQUITY PORTFOLIO

LAZARD is the Adviser to the International Equity Portfolio. For its services as Adviser, Lazard receives a fee from PIFM at the annual rate of .40% of the Portfolio's average daily net assets.

     HERBERT W. GULLQUIST and JOHN R. REINSBERG have managed the Portfolio since its inception. Mr. Gullquist, a Managing Director and Vice Chairman of Lazard Freres and Chief Investment Officer of Lazard, has been with Lazard since 1982. Mr. Reinsberg is a Managing Director of Lazard Freres and has been with Lazard since 1992.


44     THE TARGET PORTFOLIO TRUST            [TELEPHONE GRAPHIC]  (800) 225-1852

HOW THE TRUST IS MANAGED

INTERNATIONAL BOND PORTFOLIO

DELAWARE INTERNATIONAL ADVISERS LTD. (DIAL) is the Adviser to the International Bond Portfolio. For its services as Adviser, DIAL receives a fee from PIFM at the annual rate of .30% of the Portfolio's average daily net assets. DIAL has managed the Portfolio since August 28, 1997.

     DIAL has specialized in international and global investing since 1990. As of December 31, 1998, DIAL had approximately $11.8 billion in assets under management. The address of DIAL is 80 Cheapside, Third Floor, London, EC2V 6EE, United Kingdom.

     IAN G. SIMS, Deputy Managing Director of DIAL and Chief Investment Officer for Global Fixed Income Investments, has headed the team managing the Portfolio since 1997. The other members of the portfolio management team are W. HYWEL MORGAN, CHRISTOPHER A. MOTH, JOANNA BATES and JOHN KIRK, all of whom are Senior Portfolio Managers with DIAL.

TOTAL RETURN BOND PORTFOLIO AND INTERMEDIATE-TERM BOND PORTFOLIO

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) is the Adviser to the Total Return Bond and Intermediate-Term Bond Portfolios. For its services as Adviser, PIMCO receives a fee from PIFM at the annual rate of .25% of the average daily net assets of each Portfolio.

     As of December 31, 1998, PIMCO had approximately $157.9 billion of assets under management. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

     JOHN L. HAGUE, a Managing Director of PIMCO, has managed the Portfolios since their inception. Mr. Hague has been a portfolio manager with PIMCO and its predecessor since 1989.

MORTGAGE BACKED SECURITIES PORTFOLIO AND

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

WELLINGTON MANAGEMENT COMPANY, LLP (WMC) is the Adviser to the Mortgage Backed Securities and U.S. Government Money Market Portfolios. For its services as Adviser, WMC receives a fee from PIFM at the annual rate of .25% and .125% of the average daily net assets of the Mortgage Backed Securities and U.S. Government Money Market Portfolios, respectively.

     WMC provides investment management services to investment companies, employee benefit plans, endowment funds, foundations, other institutions and individuals. As of December 31, 1998, WMC had approximately $211 billion of assets under management. The address of WMC is 75 State Street, Boston, Massachusetts 02109.

HOW THE TRUST IS MANAGED

     THOMAS L. PAPPAS, a Senior Vice President of WMC, has managed the Mortgage Backed Securities Portfolio since its inception. Mr. Pappas has been a portfolio manager with WMC since 1987. TIMOTHY E. SMITH, a Vice President of WMC, has managed the U.S. Government Money Market Portfolio since 1997. Mr. Smith has been a portfolio manager with WMC since 1992.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Trust and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time there can be no assurance that there will be no adverse impact on the Trust, the Manager, the Advisers, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Trust and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Trust. Moreover, the Trust at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
     Additionally, issuers of securities generally as well as those purchased by the Portfolios may confront Year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Portfolios.

46     THE TARGET PORTFOLIO TRUST            [TELEPHONE GRAPHIC]  (800) 225-1852

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Trust should be aware of some important tax issues. For example, each Portfolio distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.

     Also, if you sell shares of a Portfolio for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified tax-deferred plan or account.

     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Portfolio distributes DIVIDENDS of any net investment income to shareholders on a regular basis as shown below.

---------------------------------------------------------------------------------------------------
PORTFOLIO                                                                                DIVIDENDS
---------------------------------------------------------------------------------------------------
International Bond, Total Return Bond,
  Intermediate-Term Bond, Mortgage Backed Securities and
  U.S. Government Money Market Portfolios                             Declared daily, paid monthly
 Large Capitalization Growth, Large
  Capitalization Value, Small Capitalization Growth,
  Small Capitalization Value and International Equity Portfolios      Declared and paid annually
---------------------------------------------------------------------------------------------------

For example, if a Portfolio owns ACME Corp. stock and the stock pays a dividend, the Portfolio will pay out a portion of this dividend to its shareholders, assuming the Portfolio's income is more than its costs and expenses. The dividends you receive from each Portfolio will be taxed as ordinary income, whether or not they are reinvested in the Portfolio.

     For Portfolios that invest in foreign securities, the amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Portfolio and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.

     Each Portfolio also distributes realized net CAPITAL GAINS to shareholders -- typically once a year -- which are generated when the Portfolio sells its

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES


assets for a profit. For example, if a Portfolio bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Portfolio has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Portfolio's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Portfolio holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

     For your convenience, a Portfolio's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Portfolio without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Shareholders participating in the Target Program and investing through a Plan account are not eligible to receive dividends and capital gains distributions in cash. Whether you receive these distributions in additional shares or in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Portfolio as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

     Portfolio distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.


48      THE TARGET PORTFOLIO TRUST           [TELEPHONE GRAPHIC]  (800) 225-1852

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES


WITHHOLDING TAXES

If federal tax law requires you to provide the Trust with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Portfolio just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Portfolio decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts -- available to certain taxpayers beginning in 1998 -- contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Portfolio for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of a Portfolio for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

                          [RECEIPTS FROM SALE GRAPHIC]


                 Receipts                 +$ Capital Gain
                             $               (taxes owed)
                 from Sale                       OR
                                          -$ Capital Loss
                                             (offset against gain)

     Exchanging your shares of a Portfolio for the shares of another Portfolio of the Trust is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

     Any gain or loss you may have from selling or exchanging Portfolio shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


50      THE TARGET PORTFOLIO TRUST           [TELEPHONE GRAPHIC]  (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE TRUST

INTRODUCTION

Shares of the Portfolios may be purchased by Target Program participants. Shares of the Portfolios are also offered to certain investors who do not participate in the Target Program. These investors include banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities and its affiliates for which the Portfolios are available investment options. Participants in these programs would not have to pay the Target Program fee, but may have to pay different fees charged by their broker-dealer or financial adviser.

THE TARGET PROGRAM

The Target Program is an investment advisory service that provides each participant with recommendations on how to allocate the participant's assets among the Portfolios. Prudential Securities identifies your investment objectives, preferences and risk tolerance by evaluating your responses to a Questionnaire. Prudential Securities Financial Advisors will help you to complete this Questionnaire.

     Prudential Securities then uses an investment profile matrix and an asset allocation methodology developed by Ibbotson Associates, Inc., an investment consulting firm, to translate the investment needs, preferences and attitudes expressed in your Questionnaire into a recommended allocation of your assets among the Portfolios. Prudential Securities will provide you with a written Evaluation that sets forth its recommendation. Under the Target Program, Prudential Securities provides recommendations, but does not have the authority to make investment decisions for any participant. You must make your own investment decisions and you may implement or disregard any of Prudential Securities' asset allocation recommendations. After you make your investment decision, you may choose to have your investments in the Portfolios automatically rebalanced (on a quarterly or annual basis) to maintain your chosen allocation among the Portfolios.

     Prudential Securities will provide you with a quarterly account statement (Quarterly Account Monitor), which provides a comprehensive review of your investment performance. The Quarterly Account Monitor also includes market commentaries from the Advisers, as well as information on dividends, distributions and portfolio transactions.

     Prudential Securities Financial Advisors may review your Evaluation and Quarterly Account Monitors periodically with you and may arrange for

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE TRUST


Prudential Securities to prepare a new Evaluation for you based on changes in your financial status.

     Target Program Fees. Prudential Securities receives a quarterly fee for the services it provides to Target Program investors. These fees are in addition to the expenses of the Portfolios. Financial advisors receive a portion of the Target Program fees. The quarterly Target Program fee is calculated as a percentage of a participant's investment in the Portfolios. The amount of the fee depends on whether you invest in equity or income Portfolios and whether you are investing through an individual retirement account or employee benefit plan (collectively, Plans). This table shows the maximum annual Target Program fees as a percentage of a participant's average daily net assets invested in the Portfolios.

---------------------------------------------------------------------------------------
                                                   MAXIMUM ANNUAL TARGET PROGRAM FEES

                                                   Non-PLAN INVESTORS    PLAN INVESTORS
---------------------------------------------------------------------------------------
Amounts Invested in Equity Portfolios                      1.50%             1.25%
  (Large Capitalization Growth, Large
  Capitalization Value, Small Capitalization
  Growth, Small Capitalization Value and
  International Equity Portfolios)
 Amounts Invested in Income Portfolios                     1.00%             1.35%
  (International Bond, Total Return Bond,
  Intermediate-Term Bond, Mortgage Backed
  Securities and U.S. Government
  Money Market Portfolios)
---------------------------------------------------------------------------------------

     The maximum Target Program fees may be changed by Prudential Securities upon notice to you. You may negotiate lower fees if your investment exceeds $100,000. Fiduciary accounts with a common trustee (unaffiliated with Prudential Securities) may be added together to determine whether the Target Program fee is negotiable provided that the aggregate investment of such accounts in the Target Program is at least $250,000. Prudential Securities will consider the size of your Target account and your other accounts with Prudential Securities in deciding whether to lower your fee. Before you open a Target Program account, you must notify Prudential Securities of any factors that may make you eligible for a reduction of the Target Program fee. Independent plan fiduciaries should consider, in a prudent manner, the relationship of Target Program fees to be paid by their Plans along with the level of services provided by Prudential Securities.


52      THE TARGET PORTFOLIO TRUST           [TELEPHONE GRAPHIC]  (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE TRUST

     The following investors can participate in the Target Program without paying the quarterly fee:

     - banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities and its affiliates for which the Portfolios are an available option

     -    Trustees of the Trust

     - employees of Prudential Securities, PIFM and their subsidiaries and family members of such persons maintaining an employee-related account at Prudential Securities

     In addition, the Target Program fee may be reduced or waived for the following investors:

     - certain banks, trust companies or unaffiliated investment advisers who maintain accounts with Prudential Securities

     - personal trusts that participate in The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or its affiliates.

     Because Prudential Securities receives different Target Program fees depending on whether investors invest in equity Portfolios or income Portfolios, it may have a conflict of interest when making recommendations.

     You can choose to have the quarterly Target Program fee automatically deducted from your Prudential Securities account or billed to you quarterly. Either way, the Target Program fee is shown in your monthly statement. The initial fee is based on the value of your initial investment in the Portfolios. The initial fee covers the period from your initial purchase through the last day of the calendar quarter and is prorated accordingly. After you pay the initial fee, the quarterly Target Program fee covers the calendar quarter during which you pay the fee and is based on your current allocations as measured as of the last day of the previous quarter. If you choose to be billed, you must pay the initial fee by check within 45 calendar days after your initial purchase.

     If you choose to have the Target Program fee automatically deducted from your account, the fee will be deducted on the sixth business day of each calendar quarter. If you don't have sufficient liquid assets (e.g., cash or non-Target money market fund shares) in your account to pay the fee, Prudential Securities will automatically redeem an appropriate number of shares of the Portfolios you own to cover the fee. If you are a non-Plan

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE TRUST


investor, Prudential Securities would redeem shares of the Portfolio in which you have the largest investment to cover the shortfall. If you invest through a Plan, Prudential Securities would redeem shares on a pro rata basis from all Portfolios in which you invest to cover the shortfall.
     If you choose to be billed for the Target Program fee, you must pay the fee by check within 45 days after the end of the last calendar quarter. If you do not pay the fee when it is due, Prudential Securities will automatically deduct the fee from your account. If you don't have sufficient liquid assets to cover the fee, Prudential Securities will automatically redeem an appropriate number of shares of the Portfolios you own to cover the shortfall as described in the preceding paragraph.

     You may also choose to pay the Target Program fee through automatic redemptions of your shares in the Portfolios. You may instruct Prudential Securities to automatically redeem shares of a particular Portfolio, from the Portfolio in which you have the largest investment, or shares from all Portfolios in which you invest on a pro rata basis. The automatic redemption will be effected on or about the sixth business day of each calendar quarter.


HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

To purchase shares of the Portfolios through the Target Program, you must have a securities account with Prudential Securities or one of its affiliates. You must pay for Portfolio shares by check made payable to Prudential Securities or to a broker or affiliate that clears securities transactions through Prudential Securities on a fully disclosed basis. If you already have an account with Prudential Securities, you can pay for Portfolio shares by using free credit cash balances in your account or through the sale of non-Target money market fund shares held in your account.

Minimum Investment Requirements. The minimum initial investment for Plan accounts is $10,000. The minimum initial investment for non-Plan accounts is $25,000.

     The minimum initial investment is reduced to $10,000 for these non-Plan investors:

     -    custodial accounts established under the Uniform Gifts to Minors Act

     - Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who are paid under a deferred fee agreement with the Trust)


54      THE TARGET PORTFOLIO TRUST           [TELEPHONE GRAPHIC]  (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE TRUST


     - employees of Prudential Securities, PIFM and their subsidiaries and family members of such persons with an employee-related account at Prudential Securities

     Fiduciary accounts that have a common trustee (unaffiliated with Prudential Securities) may be added together for purposes of meeting the initial minimum investment requirement, as long as the aggregate investment of these accounts in the Target Program is at least $250,000.

The minimum investment requirement may also be reduced or waived for certain start-up Plans that have been in existence for less than one year and for certain transfers from asset allocation programs involving other mutual funds. Prudential Securities, in its discretion, may also reduce the minimum initial investment requirement for any account. Before you invest in the Portfolios, you must notify Prudential Securities of any factors that may make you eligible for a waiver of the minimum investment requirements.

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

     In determining the NAV of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO, the Trust values the Portfolio's securities using the amortized cost method. The Portfolio seeks to maintain a NAV of $1 per share at all times.

     We determine the NAV of each Portfolio except the U.S. Government Money Market Portfolio once each business day at 4:15 p.m. New York Time (4:30 p.m. for the U.S. Government Money Market Portfolio) on days that the New York Stock Exchange is open for trading. For Portfolios that invest in foreign securities, the NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE TRUST

orders to purchase, sell or exchange, or when changes in the value of a Portfolio's investments do not materially affect its NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE PORTFOLIOS?

You will pay the NAV next determined after we receive your order to purchase.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES

As a shareholder of the Trust, each Target Program participant can take advantage of the following services and privileges:

The PruTector Program. Optional group term life insurance -- which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Portfolios. To reduce fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Trust for cash (in the form of a check) at any time, subject to certain restrictions, by contacting your Prudential Securities Financial Advisor or Prusec registered representative.

     When you sell shares of a Portfolio -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after Prudential Securities or Prusec receives your order to sell.

     Generally, we will pay you for the shares that you sell within seven days after Prudential Securities or Prusec receives your sell order. If you are selling shares you recently purchased with a check, we may delay sending you the

56      THE TARGET PORTFOLIO TRUST           [TELEPHONE GRAPHIC]  (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE TRUST

sale proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Portfolios, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when a Portfolio can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Shares."

SMALL ACCOUNTS

If you make a sale that reduces your Target Program account to less than $10,000, the Trust may sell the rest of your shares and close your account. If your shares are worth more than what you paid for them, this may cause you to have a capital gain. See "Portfolio Distributions and Tax Issues -- If You Sell or Exchange Your Shares." We will give you 30 days' notice, during which time you can purchase additional shares to avoid this action.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares in a Portfolio for shares in another Portfolio of the Trust without payment of any exchange fee. You may not exchange shares of the Portfolios for shares of other Prudential Mutual Funds. If you wish to use the exchange privilege, contact your Prudential Securities Financial Advisor or Prusec registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.

     Remember, as we explained in the section entitled "Portfolio Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING

Frequent trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Portfolio will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Portfolio reserves the right to refuse purchase orders and exchanges into the Portfolio by any person, group or commonly controlled account. The Trust may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Trust allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

58     THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate each Portfolio's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that particular Portfolio, assuming reinvestment of all dividends and other distributions. The information is for the periods indicated.

     Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.

LARGE CAPITALIZATION GROWTH PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

LARGE CAP GROWTH PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE               1998      1997        1996      1995(2)    1994(2)
-----------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $13.58    $12.97      $12.13     $9.74      $9.91
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  (.01)       --(3)      .02       .10        .10
  Net realized and unrealized gain (loss)
    on investment transactions                  6.00      2.61        2.33      2.41       (.16)
  TOTAL FROM INVESTMENT OPERATIONS              5.99      2.61        2.35      2.51       (.06)
-----------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --      (.01)       (.02)     (.10)      (.10)
  Distributions in excess of
    net investment income                         --        --          --      (.01)      (.01)
  Distributions from net realized gains        (1.28)    (1.99)      (1.49)     (.01)        --
  TOTAL DISTRIBUTIONS                          (1.28)    (2.00)      (1.51)     (.12)      (.11)
  NET ASSET VALUE, END OF YEAR                $18.29    $13.58      $12.97    $12.13      $9.74
  TOTAL RETURN(1)                              44.22%    20.77%      21.09%    25.76%      (.68)%
-----------------------------------------------------------------------------------------------

  RATIOS/SUPPLEMENTAL DATA                      1998        1997        1996        1995       1994
---------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)             $329,803    $243,895    $220,782    $180,077   $142,072
  Average net assets (000)                  $277,794    $242,233    $202,736    $162,982   $129,687
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                       .68%        .73%        .82%        .78%       .81%
  Net investment income (loss)                 (.05)%      (.01)%        .19%        .88%      1.08%
  Portfolio turnover                              54%         82%         65%        154%        24%
---------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

(2)      Calculated based upon average shares outstanding during the period.

(3)      Less than $.005 per share.

FINANCIAL HIGHLIGHTS

LARGE CAPITALIZATION VALUE PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

LARGE CAP VALUE PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE               1998      1997      1996(2)     1995(2)      1994(2)
--------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $16.21    $13.97    $12.57      $10.02       $10.11
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .28       .31       .31         .33          .26
  Net realized and unrealized gain (loss)
    on investment transactions                  1.34      3.77      2.07        2.89         (.04)
  TOTAL FROM INVESTMENT OPERATIONS              1.62      4.08      2.38        3.22          .22
--------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.27)     (.28)     (.31)       (.30)        (.25)
  Distributions in excess of
    net investment income                         --        --      (.03)         --           --
  Distributions from net realized gains        (1.69)    (1.56)     (.64)       (.37)        (.06)
  TOTAL DISTRIBUTIONS                          (1.96)    (1.84)     (.98)       (.67)        (.31)
  NET ASSET VALUE, END OF YEAR                $15.87    $16.21    $13.97      $12.57       $10.02
  TOTAL RETURN(1)                              10.25%    29.80%    19.17%      32.08%        2.18%
--------------------------------------------------------------------------------------------------

  RATIOS/SUPPLEMENTAL DATA                      1998        1997        1996        1995         1994
-----------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)             $283,488    $275,093    $227,706    $187,596     $142,219
  Average net assets (000)                  $282,078    $253,579    $208,898    $163,124     $128,865
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                       .71%        .72%        .77%        .76%         .81%
  Net investment income                         1.65%       1.90%       2.33%       2.83%        2.66%
  Portfolio turnover                              24%         21%         22%         59%           6%
-----------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

(2)      Calculated based upon average shares outstanding during the period.



60       THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852

FINANCIAL HIGHLIGHTS

SMALL CAPITALIZATION GROWTH PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  SMALL CAP GROWTH PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE               1998      1997      1996         1995(2)     1994(2)
----------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $15.57    $14.93    $14.15       $11.59      $11.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  (.05)     (.05)     (.02)         .02         .01
  Net realized and unrealized gain (loss)
      on investment transactions                 .48      3.02      2.63         2.84        (.27)
  TOTAL FROM INVESTMENT OPERATIONS               .43      2.97      2.61         2.86        (.26)
----------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --        --        --         (.02)       (.01)
  Distributions from net realized gains         (.65)    (2.33)    (1.83)        (.28)         --
  TOTAL DISTRIBUTIONS                           (.65)    (2.33)    (1.83)        (.30)       (.01)
  NET ASSET VALUE, END OF YEAR                $15.35    $15.57    $14.93       $14.15      $11.59
  TOTAL RETURN(1)                               2.55%    20.85%    18.88%       24.62%      (2.19)%
----------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA                        1998        1997        1996         1995        1994
------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)             $158,982    $165,898    $147,469     $121,533     $96,462
  Average net assets (000)                  $162,654    $156,570    $141,496     $107,649     $87,403
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                       .77%        .79%        .89%         .85%        .93%
  Net investment income (loss)                  (.35)%      (.36)%      (.32)%        .12%        .10%
  Portfolio turnover                             .69%        106%        108%         120%         97%
------------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

(2)      Calculated based upon average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

SMALL CAPITALIZATION VALUE PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  SMALL CAP VALUE PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE               1998      1997(2)     1996(2)     1995(2)     1994(2)
----------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $17.50    $15.22      $13.07      $11.07      $12.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .08       .08         .11         .14         .11
  Net realized and unrealized gain (loss)
   on investment transactions                  (1.27)     4.37        2.71        2.00       (1.49)
  TOTAL FROM INVESTMENT OPERATIONS             (1.19)     4.45        2.82        2.14       (1.38)
----------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.07)     (.08)       (.11)       (.14)        --
  Distributions in excess of
   net investment income                          --      (.01)         --          --         --
  Distributions from net realized gains        (1.26)    (2.08)       (.56)         --       (.27)
  TOTAL DISTRIBUTIONS                          (1.33)    (2.17)       (.67)       (.14)      (.27)
  NET ASSET VALUE, END OF YEAR                $14.98    $17.50      $15.22      $13.07     $11.07
  TOTAL RETURN(1)                              (6.62)%   29.98%      21.75%      19.21%    (11.03)%
----------------------------------------------------------------------------------------------------


  RATIOS/SUPPLEMENTAL DATA                      1998       1997       1996        1995       1994
--------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)             $141,557   $163,414   $126,672     $97,594    $84,163
  Average net assets (000)                  $153,756   $144,160   $110,564     $88,085    $83,891
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                       .79%       .81%       .92%       1.00%       .93%
  Net investment income                          .48%       .45%       .77%       1.14%       .88%
  Portfolio turnover                              39%        36%        60%        110%        97%
--------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

(2)      Calculated based upon average shares outstanding during the period.



62       THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

INTERNATIONAL EQUITY PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE               1998      1997      1996      1995(2)     1994(2)
----------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $14.27    $14.82    $13.64    $11.95      $13.09
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .23       .21       .25       .17         .06
  Net realized and unrealized gain (loss)
    on investment transactions                  1.98      1.32      1.79      1.67        (.01)
  TOTAL FROM INVESTMENT OPERATIONS              2.21      1.53      2.04      1.84         .05
----------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.10)     (.41)     (.22)     (.11)       (.01)
  Distributions from net realized gains         (.84)    (1.67)     (.64)     (.04)      (1.07)
  Distributions in excess
    of net realized gains                         --        --       --        --         (.11)
  TOTAL DISTRIBUTIONS                           (.94)    (2.08)     (.86)     (.15)      (1.19)
  NET ASSET VALUE, END OF YEAR                $15.54    $14.27    $14.82    $13.64      $11.95
  TOTAL RETURN(1)                              15.49%    10.60%    15.25%    15.38%        .18%
----------------------------------------------------------------------------------------------


  RATIOS/SUPPLEMENTAL DATA                      1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)             $244,291    $237,851    $240,563    $191,598    $188,025
  Average net assets (000)                  $246,335    $245,536    $221,626    $183,414    $179,614
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                       .91%        .93%        .99%       1.02%       1.07%
  Net investment income                         1.42%       1.15%       1.77%       1.32%        .47%
  Portfolio turnover                              45%         37%         39%         76%        116%
----------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

(2)      Calculated based upon average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BOND PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 and the period from May 17, 1994 through December 31, 1994, were audited by other independent auditors, whose reports were unqualified.

  INTERNATIONAL BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE                  1998     1997       1996     1995             1994(1)
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR              $9.17   $10.17     $10.19    $9.57           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                             .31      .42        .51      .57(2)           .27(2)
  Net realized and unrealized gain (loss)
   on investment transactions                       .45    (1.00)      (.08)     .82             (.19)
  TOTAL FROM INVESTMENT OPERATIONS                  .76     (.58)       .43     1.39              .08
------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (.31)      --       (.21)    (.57)            (.27)
  Distributions in excess of
   net investment income                           (.06)    (.06)        --       --             (.24)
  Distributions from net realized gains            (.04)      --(3)    (.24)    (.20)              --
  Tax return of capital distributions                --     (.36)        --       --               --
  TOTAL DISTRIBUTIONS                              (.41)    (.42)      (.45)    (.77)            (.51)
  NET ASSET VALUE, END OF YEAR                    $9.52    $9.17     $10.17   $10.19            $9.57
  TOTAL RETURN(4)                                  8.55%   (5.73)%     4.45%   14.66%             .71%
------------------------------------------------------------------------------------------------------


  RATIOS/SUPPLEMENTAL DATA                         1998       1997       1996       1995         1994
-----------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                 $31,042    $31,189    $41,780    $34,660      $21,447
  Average net assets (000)                      $30,720    $35,163    $38,788    $29,510      $15,366
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                         1.54%      1.35%      1.34%      1.00%(2)     1.00%(2),(5)
  Net investment income                            3.38%      4.44%      5.02%      5.56%(2)     4.84%(2),(5)
  Portfolio turnover                                110%       202%       226%       456%         361%
------------------------------------------------------------------------------------------------------

(1) Information shown is for the period from 5-17-94, when investment operations commenced, through 12-31-94.

(2) Net of expense subsidies. For the period 5-17-94 through 12-31-94, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.21, 1.90% and 3.94%, respectively. For the year ended 12-31-95, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.55, 1.15% and 5.40%, respectively.

(3)      Less than $.005 per share.

(4) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than one year are not annualized.

(5)      Annualized.


64       THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852

FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  TOTAL RETURN BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE                 1998      1997     1996      1995        1994
------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR            $10.56    $10.28   $10.62     $9.48      $10.28
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            .58       .57      .57       .62(1)      .47(1)
  Net realized and unrealized gain (loss)
   on investment transactions                      .27       .35     (.09)     1.18        (.82)
  TOTAL FROM INVESTMENT OPERATIONS                 .85       .92      .48      1.80        (.35)
------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (.58)     (.54)    (.56)     (.58)       (.45)
  Distributions from net realized gains           (.34)     (.10)    (.26)     (.08)         --
  TOTAL DISTRIBUTIONS                             (.92)     (.64)    (.82)     (.66)       (.45)
  NET ASSET VALUE, END OF YEAR                  $10.49    $10.56   $10.28    $10.62       $9.48
  TOTAL RETURN(2)                                 8.28%     9.23%    5.02%    19.63%      (3.54)%
------------------------------------------------------------------------------------------------

  RATIOS/SUPPLEMENTAL DATA                        1998        1997       1996      1995      1994
--------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                $67,078     $50,411    $49,218   $45,118   $31,191
  Average net assets (000)                     $61,786     $48,123    $47,246   $37,023   $31,141
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                         .81%        .91%       .94%    .85%(1)     .85%(1)
  Net investment income                           5.54%       5.54%      5.67%   6.21%(1)    4.90%(1)
  Portfolio turnover                               327%        323%       340%    141%        121%
--------------------------------------------------------------------------------------------------

(1) Net of expense subsidies. For the year ended 12-31-94, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.44, 1.18% and 4.57%, respectively. For the year ended 12-31-95, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, 1.04% and 6.02%, respectively.

(2) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

FINANCIAL HIGHLIGHTS

INTERMEDIATE-TERM BOND PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  INTERMEDIATE-TERM BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE               1998       1997       1996       1995        1994
--------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR          $10.42     $10.30     $10.51      $9.56      $10.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .63        .58        .59        .63         .49
  Net realized and unrealized gain (loss)
   on investment transactions                    .09        .28       (.07)       .94        (.71)
  TOTAL FROM INVESTMENT OPERATIONS               .72        .86        .52       1.57        (.22)
--------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.61)      (.57)      (.59)      (.60)       (.48)
  Distributions from net realized gains         (.17)      (.17)      (.14)      (.02)         --
  TOTAL DISTRIBUTIONS                           (.78)      (.74)      (.73)      (.62)       (.48)
  NET ASSET VALUE, END OF YEAR                $10.36     $10.42     $10.30     $10.51       $9.56
  TOTAL RETURN(1)                               7.09%      8.57%      5.22%     16.87%      (2.23)%
--------------------------------------------------------------------------------------------------

  RATIOS/SUPPLEMENTAL DATA                      1998       1997       1996       1995        1994
--------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)             $105,283    $95,071   $100,392    $77,125     $62,924
  Average net assets (000)                  $101,219    $95,575    $81,723    $68,628     $69,602
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                       .66%       .71%       .73%       .79%        .80%
  Net investment income                         5.71%      5.64%      5.69%      6.09%       5.06%
  Portfolio turnover                             249%       249%       311%        93%         77%
--------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.



66       THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852

FINANCIAL HIGHLIGHTS

MORTGAGE BACKED SECURITIES PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

MORTGAGE BACKED SECURITIES PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE                   1998      1997      1996        1995       1994
----------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR              $10.45    $10.21    $10.31       $9.51     $10.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              .64       .64       .65         .68(1)     .61(1)
  Net realized and unrealized gain (loss)
   on investment transactions                        .01       .23      (.12)        .83       (.66)
  TOTAL FROM INVESTMENT OPERATIONS                   .65       .87       .53        1.51       (.05)
----------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (.63)    (.63)      (.63)       (.68)      (.61)
  Distributions in excess of
   net investment income                              --       --         --        (.03)      (.01)
  TOTAL DISTRIBUTIONS                               (.63)    (.63)      (.63)       (.71)      (.62)
  NET ASSET VALUE, END OF YEAR                    $10.47   $10.45     $10.21      $10.31      $9.51
  TOTAL RETURN(2)                                   6.37%    8.82%      5.56%      16.18%      (.51)%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                           1998      1997       1996        1995          1994
-------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                 $72,870   $71,596    $73,867     $69,759       $61,971
  Average net assets (000)                      $73,737   $71,757    $72,214     $65,149       $66,276
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                          .70%      .88%       .91%        .85%(1)       .85%(1)
  Net investment income                            6.14%     6.21%      6.44%       6.79%(1)      6.19%(1)
  Portfolio turnover                                 24%      128%       102%        154%          380%
-------------------------------------------------------------------------------------------------------

(1) Net of expense subsidies. For the year ended 12-31-94, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.60, .99% and 6.05%, respectively. For the year ended 12-31-95, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.67, .92% and 6.72%, respectively.

(2) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO (FISCAL YEARS ENDED 12-31)
  PER SHARE OPERATING PERFORMANCE                1998      1997      1996      1995       1994
-----------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR            $1.00     $1.00     $1.00     $1.00      $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          .048      .049      .045      .051(1)    .037(1)
  TOTAL FROM INVESTMENT OPERATIONS               .048      .049      .045      .051       .037
-----------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.048)    (.049)    (.045)    (.051)     (.037)
  TOTAL DISTRIBUTIONS                           (.048)    (.049)    (.045)    (.051)     (.037)
  NET ASSET VALUE, END OF YEAR                  $1.00     $1.00     $1.00     $1.00      $1.00
  TOTAL RETURN(2)                                4.88%     4.95%     4.53%     5.25%      3.79%
-----------------------------------------------------------------------------------------------

  RATIOS/SUPPLEMENTAL DATA                       1998      1997      1996      1995           1994
--------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)              $138,848   $42,326   $27,397   $18,855      $  21,438
  Average net assets (000)                   $106,500   $37,675   $19,132   $20,173        $15,048
  RATIOS TO AVERAGE NET ASSETS:
  Expenses                                        .55%      .65%      .89%      .75%(1)        .50%(1)
  Net investment income                          4.85%     4.91%     4.49%     5.18%(1)       4.03%(1)
--------------------------------------------------------------------------------------------------

(1) Net of expense subsidies. For the year ended 12-31-94, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.031, 1.14% and 3.39%, respectively. For the year ended 12-31-95, had the Manager not reimbursed expenses for the Portfolio, net investment income per share and the ratios of expenses and net investment income to average net assets would have been $.050, .80% and 5.13%, respectively.

(2) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.



68       THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852

APPENDIX I


DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB and B -- Debt rated BB and B are regarded as having significant speculative characteristics. BB indicates the least degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse business, financial or economic conditions which could lead to the debtor's inadequate capacity to meet its financial commitment on the debt.


DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:


     An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:


     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations.



70      THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852

Prime-1 repayment ability will often be evidenced by any of the following characteristics:

     - leading market positions in well-established industries

     - high rate of return on funds employed

     - conservative capitalization structure with moderate reliance on debt and ample asset protection

     - broad margins in earnings coverage of fixed financial charges and high internal cash generation

     - well-established access to a range of financial markets and assured sources of alternate liquidity

     Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

APPENDIX II


EXEMPTIONS

The following is the text of the proposed and final exemptions from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TARGET by certain retirement plans.


PROPOSED EXEMPTION


FEDERAL REGISTER

VOL. 58, No. 131
Monday, July 12, 1993
Notices


DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)

 . . .


Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY


[Application No. D-9217]


PROPOSED EXEMPTION


SECTION I. COVERED TRANSACTIONS

The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, August 10, 1990). If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in



72       THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852
connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

     This exemption is subject to the following conditions that are set forth below in Section II.


SECTION II. GENERAL CONDITIONS

     (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

     (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

     (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

     (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

     (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

     (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

     (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

     (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

     (9) The quarterly investment advisory fee that is paid by a Plan to

Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

     (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

         (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

              (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

              (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

              (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

              (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

              (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

              (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

              (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan



74       THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852
         participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

              (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

         (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

         (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) independent of PMF and its affiliates and
     (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

         (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

     (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

         (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

         (b) Telephone quotations from Prudential Securities of such Plan's account balance.

         (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

         (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

         (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

              (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

              (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant (the Disclosed Account), the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

         (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

         (g) Periodic meetings with Financial Advisors, Independent Plan Fiduciaries or if applicable, participants of Section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

     (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine



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whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

     (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

              (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

              (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

              (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

              (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

         (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.


SECTION III. DEFINITIONS


For purposes of this exemption:

     (1) An "affiliate" of Prudential Securities includes  -  -

         (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

         (b) Any officer, director or partner in such person, and

         (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

     (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either

         (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

         (b) A participant in a Keogh Plan,

         (c) An individual covered under a self-directed IRA which invests in Trust shares, or

         (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

     Effective date: If granted, this proposed exemption will be effective March 15, 1993.


SUMMARY OF FACTS AND REPRESENTATIONS


     1.  The parties to the transactions are as follows:

         a. Prudential Securities, located in New York, New York, is an indirect, wholly owned subsidiary of the Prudential Insurance Company of America (Prudential), the largest insurance company in the United States and the second largest insurance company in the world. Prudential Securities offers a broad spectrum of financial services to both individual and institutional investors including cash management services, retirement and financial planning services, mutual funds, investment management services and insurance and annuity services. Among these services are a variety of asset allocation programs. The investment management and financial services that comprise Prudential Securities are involved with the management of more than $50 billion in assets. Prudential Securities assists investors in selecting Portfolios for investment in the Trust. In addition, Prudential Securities serves as the distributor of Trust shares and provides investment allocation advice to investors.

         b. PMF, which is located in New York, New York, is an indirect wholly owned subsidiary of Prudential. PMF is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the 1940 Act).
     PMF was incorporated in May 1987 under the laws of the State of Delaware.

         Currently, PMF is the investment manager to 35 open-end investment companies, constituting all of the Prudential mutual funds. In addition, PMF serves as investment manager or administrator to 19 closed-end investment companies. These companies collectively have total assets of approximately $41 billion. PMF serves as the investment manager of the Trust and the underlying Portfolios.



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         c. Prudential Mutual Fund Services, Inc. (PMFS) of Edison, New Jersey
     is a wholly owned subsidiary of PMF. PMFS will serve as Transfer Agent and Dividend Disbursing Agent for the Trust. In these capacities, PMFS maintains certain books and records for the Trust.

         d. Ibbotson Associates, Inc. (Ibbotson) of Chicago, Illinois, is an investment consulting, data and software products firm that specializes in applying investment theories and empirical findings to current business practice. Ibbotson is not related to Prudential or its affiliates. Ibbotson has developed software for the Target Program (described herein) which involve investment profile matrices and asset allocation methodologies. These matrices and methodologies translate investor needs, preferences and attitudes into suggested portfolio allocations. Ibbotson will maintain and update the software package from time to time as deemed appropriate by Prudential Securities.

     2. On July 31, 1992, Prudential Securities formed the Trust, a no load, open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and it has an indefinite duration. As of September 22, 1992, the Trust had no assets.

     The Trust consists of nine different portfolios which range from the U.S. Government Money Market Portfolio to the International Equity Portfolio and which pay monthly or annual dividends to investors. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities or equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under two major groupings -- Equity and Income. No Portfolio of the Trust is permitted to invest any of its assets in securities issued by Prudential Securities or companies which are directly or indirectly controlled by, or under common control with Prudential Securities. Further, no Portfolio of the Trust may engage in principal transactions with Prudential Securities or its affiliates.

     3. Shares in the Trust are being offered by Prudential Securities, as distributor, to participants in the Target Program. The Target Program is an investment advisory service pursuant to which the Asset Management Group of Prudential Securities, in its capacity as investment adviser to participants in the Target Program, in conjunction with Ibbotson, directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances.

     The Target Program is designed for mid-sized investors with assets of $10,000 - $1 million. To participate in the Trust, each investor must open a brokerage account with Prudential Securities by making a current, minimum initial investment of $10,000.(3)

     Although PMF anticipates that investors in the Trust will consist of institutions and individuals, it is proposed that prospective investors include Plans for which PMF may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PMF or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

     The applicants represent that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where PMF or an affiliate has a party in interest relationship with the Plan. PMF also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PMF and the Plan may have been established at that point.

     Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption from Prudential Securities of shares in the Trust by a participating Plan where


-------------------
(3) Shares in the Trust are not certificated for reasons of economy and convenience. PMFS, the Trust's transfer agent, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PMF represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

     As for the voting rights, PMF states that they are accorded to recordholders of Trust shares. PMF notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PMF believes that most Plans will pass-through the vote to participants on a pro-rata basis.

(4) The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the Target Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the Target Program with Prudential Securities as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Prudential Securities and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering into the Target Program, to understand fully all aspects of such arrangement following disclosure by Prudential Securities of all relevant information.



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
     Prudential Securities does not (a) sponsor the Plan (other than serving as a prototype sponsor) or (b) exercise discretionary authority over such Plan's assets.(5) No commissions or fees are being paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the applicants request that the exemption be made effective as of March 15, 1993.

     4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which will initially be comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with PMF and/or its affiliates. The four remaining Trustees are not affiliated with PMF.

     5. Under its management agreement entered into with the Trust, PMF, as investment manager, manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to the review and approval of the Trustees, of the Sub-Advisers of each Portfolio.(6)

     Through the Target Program, Prudential Securities provides a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, Prudential Securities will furnish copies of an Investor Profile Questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to the Independent Plan Fiduciary or participant of a Title I Plan, as provided below, or to an IRA or a Keogh Plan. In the case of a Plan where the Independent Plan Fiduciary

------------------------
(5) PMF represents that to the extent employee benefit plans that are maintained by PMF purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicants further represent that, although the exemptive relief proposed above would not permit PMF or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

(6) Subject to the supervision and direction of the Trustees, PMF provides to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, PMF considers, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. PMF has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether the Sub-Advisers' contracts should be renewed.

has established a Disclosed Account in the name of each Plan participant (such as in a section 404(c) Plan), Prudential Securities will furnish copies of the Investor Profile Questionnaire to each of the Plan participants for response. However, if the Independent Plan fiduciary establishes an Undisclosed Account with Prudential Securities in the name of the Plan, Prudential Securities will provide the Independent Plan Fiduciary, upon oral or written request and at no additional cost, with sufficient copies of the Investor Profile Questionnaire so that the Independent Plan Fiduciary may distribute such questionnaire to Plan participants. Prudential Securities, if requested, will also perform, at no additional cost, the asset allocation analyses for each of these participants.

     6. Based upon data obtained from the Investor Profile Questionnaire, Prudential Securities evaluates the investor's risk tolerances and financial goals. Prudential Securities then provides investment advice as to the appropriate mix of investment Portfolios of the Trust that are designed to balance the investor's goals, objectives and risk tolerances as part of a long-term investment strategy.

     The applicants represent that Prudential Securities does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, the applicants represent that all of Prudential Securities' recommendations and evaluations are presented to the Independent Plan Fiduciary and are implemented only if accepted and acted upon by such Independent Plan Fiduciary. However, in the case of a Plan such as a section 404(c) Plan, PMF represents that Independent Plan Fiduciaries or participants in such Plan are presented with Prudential Securities' recommendations and evaluations depending upon the type of account the Independent Plan Fiduciary has established with Prudential Securities.

     7. With respect to an Undisclosed Account, the applicants represent that Prudential Securities' recommendations will be presented to the Independent Plan Fiduciary and such fiduciary will advise Prudential Securities of the investment to be made for the Plan. However, with respect to a Disclosed Account, the applicants note that Prudential Securities' recommendations will be presented to the participants who will be responsible for acting upon that recommendation.

     8. The applicants note that not all of the services described above will be provided to every Plan. The services provided to each Plan or to each



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
Plan participant will depend on what is decided upon by the Independent Plan Fiduciary. The applicants represent that an Independent Plan Fiduciary may decide for its own reasons to establish an Undisclosed Account with Prudential Securities under which Prudential Securities is not required to provide investment allocation services to each Plan participant. The applicants state that an Independent Plan Fiduciary may already have an established relationship with a recordkeeper which, depending on the recordkeeper's accounting system, makes it administratively desirable for the Independent Plan Fiduciary to invest a Plan's assets on an undisclosed basis instead of on a disclosed basis. The recordkeeper would be responsible for making allocations to each participant's account in the Plan.

     However, if the Independent Plan Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays Prudential Securities if the investment in the Target Program is $100,000 or less. Only investments in excess of $100,000 in the Target Program can result in the payment to Prudential Securities of a quarterly investment allocation fee that is lower than 1.35 percent. (See Representation 17.)(7)

     9. Based upon the investment advice and recommendations, which may or may not be adopted, the Independent Plan Fiduciary, with respect to an Undisclosed Account, the Plan participant, with respect to a Disclosed Account, or the IRA or Keogh Plan participant, as applicable, selects the specific Portfolios. Prudential Securities will continue to render Portfolio selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios.

     10. As stated above, PMF is responsible, subject to the supervision and direction of the Trustees, for selecting the Sub-Advisers which will provide discretionary advisory services with respect to the investment of the assets of the individual Portfolios on the basis of their performance in their respective areas of expertise in asset management. PMF represents that there are presently seven Sub-Advisers, all of which are independent of, and will

--------------------------
(7) In this regard, the Department emphasizes that it expects the Independent Plan Fiduciary to prudently consider the relationship of the fees to be paid by the Plan to the level of services to be provided by Prudential Securities. In light of the relatively fixed nature of the fees, Independent Plan Fiduciaries should consider the appropriateness of this arrangement in the context of a section 404(c) Plan where asset allocation advice is not provided directly or indirectly to Plan participants.

     In response to the Department's concern over this matter, Prudential Securities represents that it will amend the Trust Prospectus and Investment Advisory Agreement to include the following statement: "The Independent Plan Fiduciary [has] should] consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by Prudential Securities."

remain independent of, PMF and/or its affiliates(8). The Sub-Advisers are registered investment advisers under the 1940 Act. They maintain their principal executive offices in various regions of the United States.

     11. Aside from the Investor Profile Questionnaire described above, in order for a Plan to participate in the Target Program, Prudential Securities will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus. This document discusses the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize including a description of the risks.(9) Further, each Independent Plan Fiduciary or if, applicable, Plan participant, will be given a copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon written request to the Trust, Prudential Securities will also provide an Independent Plan Fiduciary or if applicable, Plan participant, with a copy of the respective investment advisory agreement between PMF and the Sub-Advisers. (Independent Plan Fiduciaries or Plan participants will be apprised by Prudential Securities that they may receive the aforementioned information in sales and marketing material and/or in communications made by brokers.)

     With respect to a section 404(c) Plan, Financial Advisors affiliated with Prudential Securities will also explain the services offered under the Target Program as well as the operation and objectives of the Portfolios to either the Independent Plan Fiduciary or to eligible section 404(c) Plan participants

------------------------
(8) Although there are presently nine Portfolios comprising the Trust, there are only seven Sub-Advisers because two of the Sub-Advisers manage two Portfolios.

(9) In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust Prospectus to section 404(c) Plan participants. If requested by such Plan administrator, trustee or named fiduciary, the Prudential Securities will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for distribution to Plan participants, as well as provide Statements of Additional Information to any parties upon request.



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depending upon the type of account the Independent Plan Fiduciary establishes with Prudential Securities.(10)

     If accepted as a Trust investor, an Independent Plan Fiduciary will be required by Prudential Securities to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Prudential Securities will require that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program. With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent, in writing, to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

     12. Prudential Securities will provide all parties that execute the investment advisory agreement and in whose name the Target Program account is registered with written confirmations of each purchase and redemption of shares of a Portfolio, telephone quotations of such investor's account balance, a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account (to the extent there are transactions involving the account), and a written quarterly Target Program account statement. The Quarterly Account Monitor is designed to include a record of the performance of the client's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the Target Program actually incurred during the period), the

----------------------
(10) The Department is expressing no opinion as to whether the information provided under the Target Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

client's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity and dividends and interest received or reinvested as well as a market commentary. In addition, the Quarterly Account Monitor will contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations. The Quarterly Account Monitor is described in the summary of the Target Program attached to the front of the Trust's Prospectus.

     If an Independent Plan Fiduciary of a section 404(c) Plan opens a Disclosed Account for each Plan participant, such participant will receive a Quarterly Account Monitor reflecting information that pertains to the participant's individual account. However, if an Independent Plan Fiduciary elects to establish an Undisclosed Account with Prudential Securities, then Prudential Securities will provide the Quarterly Account Monitor to the Independent Plan Fiduciary. Such report will contain information relative to the Plan's account.

     In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, Prudential Securities will provide, as applicable, an Independent Plan Fiduciary or a section 404(c) Plan participant with written disclosures of (a) the percentage of each Portfolio's aggregate brokerage commissions that are paid to Prudential Securities and (b) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities, both expressed as cents per share. With respect to a Disclosed Account established for a section 404(c) Plan participant, Prudential Securities will provide the brokerage report to the participant and not to the Independent Plan Fiduciary.

     Further, the Independent Plan Fiduciary or section 404(c) Plan participant, as applicable, will have access to a Financial Advisor for the discussion of any questions that may arise.

     13. A Plan wishing to redeem Trust shares must communicate such request in writing or by telephone to Prudential Securities. Redemption requests received in proper form prior to the close of trading on the New York Stock Exchange (the
NYSE) will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the



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close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with PMF or to an "introducing" broker(11) within 5 business days after receipt of the redemption request. Prudential Securities will place redemption proceeds in the client's brokerage account and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the Trust's U.S. Government Money Market Portfolio) which may be affiliated with Prudential Securities.(12)

     Due to the high costs of maintaining small accounts, the Trust may also redeem an account where the current value is $10,000 or less, provided the Plan has been given at least 30 days' advance written notice in which to increase the account balance to more than the $10,000 amount. The proceeds of such redemption will be deposited in the investor's brokerage account unless Prudential Securities is otherwise instructed.(13)

     14. Shares of a Portfolio may be exchanged by an investor, without the payment of any fees, for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other Prudential Mutual Funds.

     15. With respect to brokerage transactions that are entered into under the Target Program for a Portfolio, such transactions may be executed through Prudential Securities, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Prudential Securities may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other

-----------------------
(11) Prudential Securities provides clearance, settlement and other back office services to other broker-dealers. Prudential Securities may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Prudential Securities. If a Plan uses an introducing broker, the arrangement between the Plan and that broker will define whether the broker is authorized by the Plan to accept redemption proceeds.

(12) The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by Prudential Securities, of redemption proceeds in an affiliated money market fund where the Plan investor has not given investment instructions. The applicants represent that to the extent Prudential Securities is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

(13) The 30 day limit does not restrict a Plan's ability to redeem its interest in the Trust. The 30 day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with Prudential Securities to an amount in excess of $10,000. If desired, the Plan may still follow the redemption guidelines described in Representation 13 above.

brokers for execution. In this regard, Prudential Securities is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

     16. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by PMF, Prudential Securities, the Sub-Advisers or PMFS. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

     17. The total fees that are paid to Prudential Securities and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, Prudential Securities will charge an investor a quarterly investment advisory fee. The "outside fee," which is computed quarterly, ranges annually from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios. The outside fee will be charged directly to an investor and it will not be affected by the allocation of assets among the Equity or the Income Portfolios nor by whether an investor follows or ignores Prudential Securities' advice.(14) The outside fee can be negotiated to below the 1.35 percent maximum only if the Plan invests an aggregate amount of $100,000 or greater in the Target Program. In the case of Plans, the outside fee may be paid by the Plan or by the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA beneficiary directly.

     For Plan investors, the outside fee will be payable in full within 6 business days after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the Target Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of

-----------------------
(14) Prudential Securities represents that the outside fee is not imposed on the accounts of employees of Prudential and its subsidiaries, including PMF, the accounts of their immediate families, IRAs and certain employee pension benefit plans for these persons. With respect to employee benefit plans maintained by PMF or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.



88   THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852
the current calendar quarter. The quarterly fee is based on the value of assets in the Target Program measured as of the last calendar day of the previous quarter and is payable on the fifth business day of the current quarter.(15)

     18. Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later. In the case of redemptions aggregating $10,000 or more during a quarter, the fee will be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter.

     In addition, for investment management and related services provided to the Trust, PMF is paid, from each Portfolio, a management fee which is computed daily and paid monthly at an annual rate ranging from .25 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, PMF compensates the Sub-Advisers. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by PMF to the Sub-Adviser, varies from 12.5 to 30 basis points depending on the Portfolio. In addition, pursuant to a Transfer Agency and Service Agreement with the Trust, PMFS will be paid an annual fee of $35 per Target Program participant out of the operating expenses of the Portfolios.(16)

     19. The management fees that are paid at the Portfolio level to PMF and the Sub-Advisers are set forth in the table below. As noted in the table, the sum of the management fees paid by a Portfolio to PMF and the Sub-Advisers (S-A) and retained by such entities equals the total management fee paid by the Portfolio.

-----------------------
(15) The applicants represent that an Independent Plan Fiduciary or Plan participant may change Portfolio allocations on any business day and there are no limitations as to how frequently Portfolio allocations can be made. The applicants also state that assets which are subsequently added to a Target Program account after the beginning of any calendar quarter (and are allocated in accordance with the Independent Plan Fiduciary's or participant's asset allocation decision) will not be subject to the outside fee for that quarter until such additional investments "aggregate" (i.e., new money invested during the quarter) $10,000 or more. When this occurs, the applicants explain that the outside fee will be assessed on such additional assets and will be payable six business days thereafter (pro-rated based on the length of time remaining in the current calendar quarter). If the additional investments have not reached the $10,000 level by the last day of the calendar quarter, the applicants state that such investments will start being subject to the outside fee as of the first business day of the next calendar quarter.

(16) The applicants represent that if an Undisclosed Account is established by an Independent Plan Fiduciary only one $35 fee will be levied.

                                                     TOT. MGT.      S-A RET.      PMF RET.
                PORTFOLIO                             FEE (%)        FEE (%)       FEE (%)
EQUITY:

   Large capitalization value portfolio..........       .60            .30           .30

   Large capitalization growth portfolio.........       .60            .30           .30

   Small capitalization value portfolio..........       .60            .30           .30

   Small capitalization growth portfolio.........       .60            .30           .30

   International equity portfolio................       .70            .40           .30

INCOME:

   U.S. Government Money Market portfolio........       .25           .125          .125

   Mortgage backed securities portfolio..........       .45            .25           .20

   Intermediate-term bond portfolio..............       .45            .25           .20

   Total return bond portfolio...................       .45            .25           .20

     20. PMF proposes to offset, quarterly, against the outside fee that will be paid to Prudential Securities such amount as is necessary to assure that PMF retains no more than 20 basis points (the Reduction Factor) from any Portfolio on investment of assets attributable to any Plan.(17)

     Under the proposed fee offset, a Reduction Factor of .10 percent will be applied against Prudential Securities' quarterly outside fee with respect to the value of the Plan assets that have been invested in the Equity Portfolios only. As noted above, the Income Portfolios do not involve a Reduction Factor because the fee retained by PMF for these Portfolios does not exceed 20 basis points.

     The Department, in conjunction with the applicants, has developed the following example to demonstrate how the fee offset mechanism will work and determine the aggregate fee that a hypothetical Plan investor might expect to pay to both Prudential Securities and PMF in a given calendar quarter or year:

     Assume that as of March 31, 1993, the average daily value of Trust shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Portfolios: (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would not retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .125 percent; (2) Total Return Bond Portfolio in which the Plan made a $200 investment and from which PMF would retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .20 percent; (3) Small Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after

---------------------
(17) Prudential Securities asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PMF among the Portfolios (except that the fee paid by the U.S. Government Money Market Portfolio to PMF is equal to 12.5 basis points).



90   THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852
payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent; (4) Large Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent and (5) International Equity Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent.

     Assume that the Plan investor pays the maximum annual outside fee of 1.35 percent on the Portfolios so that the total outside fee for the calendar quarter April 1 through June 30, 1993, prior to the offset, would be:

                                                                              OUTSIDE
                                                  AMOUNT     MAX. OUTSIDE     FEE FOR
                PORTFOLIO                        INVESTED     QUART. FEE      QUART.
U.S. Government Money Market portfolio........   $    50       1.35%(.25)     $0.1688

Total return bond portfolio...................       200       1.35%(.25)       .6750

Small capitalization growth portfolio.........       250       1.35%(.25)       .8438

Large capitalization growth portfolio.........       250       1.35%(.25)       .8438

International equity portfolio................       250       1.35%(.25)       .8438
                                                 -------                      -------
Total.........................................    $1,000                      $3.3752

     Under the proposed fee offset, the outside fee charged to the Plan must be reduced by the Reduction Factor to ensure that PMF retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                                                                 PMF RET.
                                                  PMF. RET.     RED. FACT.       FEE AFTER
                PORTFOLIO                          FEE (%)          (%)         RED. FACT.
EQUITY:

Large capitalization value portfolio..........       0.30          0.10           0.20

Large capitalization growth portfolio.........        .30          0.10            .20

Small capitalization value portfolio..........        .30          0.10            .20

Small capitalization growth portfolio.........        .30          0.10            .20

International equity portfolio................        .30          0.10            .20

INCOME:

U.S. Government Money Market portfolio........       .125           --            .125

Mortgage backed securities portfolio..........        .20           --             .20

Intermediate-term bond portfolio..............        .20           --             .20

Total return bond portfolio...................        .20           --             .20

     Under the proposed fee offset, the quarterly outside fee will be reduced with respect to Plan assets in the example that have been invested in the Small Capitalization Growth Portfolio, the Large Capitalization Growth Portfolio and the International Equity Portfolio only (i.e., the Equity portfolios). In the example above, the U.S. Government Money Market Portfolio and the Total Return Bond Portfolio do not require a reduction of the outside fee because the fee retained by PMF for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the Plan investor is computed as follows:

     (.25)[($250)(.10%) + ($250)(.10%) + ($250)(.10%)] = $.1875.

     In the foregoing example, the Plan investor, like all other investors in the Target Program, would receive a statement for its Target Program account during the fourth week of April 1993. This statement would include a debit notice for the outside fee for the calendar quarter April 1 through June 30, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to Prudential Securities would be determined as follows:

     $3.3752 - $.1875 = $3.1877.

     The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus).(18)

     Assuming the Plan investor wishes to gain a more realistic perspective of the aggregate quarterly and annual fees that would be paid to both Prudential Securities and PMF at both the Plan level and the Portfolio level, the investor would include within the computation on the net quarterly outside fee, the quarterly inside fee that such investor would be paying to PMF.

-------------------
(18) The foregoing example illustrates that fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants represent that PMF will not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the sixth business day of the first month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.



92   THE TARGET PORTFOLIO TRUST       [TELEPHONE GRAPHIC]  (800) 225-1852

     The quarterly, aggregate fee calculation would be computed as follows:

     $3.1877, representing the quarterly net outside fee paid to Prudential Securities + (.25) [(.125%)($50) + (.20%)($200) + (.30)($250 + $250 + $250)] or
$.6781, representing the quarterly inside fee paid to PMF = $3.8658, which represents the quarterly fee that would be paid to Prudential Securities and PMF for services provided to the Plan investor.

     The total annual fee that the Plan investor would pay to both Prudential Securities and PMF would be equal to (4)[$3.1877 (net outside fee) + $.6781 (inside fee)] or $15.4632 per $1,000 investment, or a total fee percentage of 1.55%.

     21. Because PMF will retain an inside fee of 12.5 basis points with respect to assets invested in the U.S. Government Money Market Portfolio, the applicants note that a potential conflict may exist by reason of the variance in net inside fees among the U.S. Government Money Market Portfolio and the other Portfolios. The applicants also recognize that this factor could result in the recommendation by Prudential Securities of a higher fee-generating Portfolio to an investing Plan. To help address this potential conflict, Prudential Securities will disclose to all participants in the Target Program the fee differentials of the various Portfolios.

     22. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and the Securities and Exchange Commission, at all times during regular business hours.

     23. In summary, it is represented that the transactions satisfy the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the Target Program will be made and approved by a Plan fiduciary which is independent of Prudential Securities and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the Target Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust;
(d) prior to making an investment in the Trust, each Independent Plan Fiduciary will receive offering materials and disclosures from either PMF or Prudential Securities which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the Target Program; (e) Prudential Securities will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria; (f) any Sub-Adviser that is appointed by Prudential Securities to exercise investment discretion over a Portfolio will always be independent of Prudential Securities and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) each Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio; and (i) on a quarterly and annual basis, Prudential Securities will provide written disclosures to Independent Plan Fiduciaries with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Prudential Securities and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities and its affiliates, both expressed as cents per share.

     For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)



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
FINAL EXEMPTION


FEDERAL REGISTER

VOL. 58, No. 172

Wednesday, September 8, 1993

Notices


DEPARTMENT OF LABOR (DOL)

Pension and Welfare Benefits Administration (PWBA)

 . . .


Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY


[Prohibited Transaction Exemption 93-59; Exemption Application No. D-9217]


EXEMPTION


SECTION I. COVERED TRANSACTIONS

     The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

     This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS


     (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

     (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

     (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

     (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

     (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

     (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

     (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

     (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

     (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

     (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

         (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

              (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the



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
         Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

              (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

              (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

              (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

              (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

              (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

              (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

              (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

         (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

         (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan

     Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) Independent of PMF and its affiliates and
     (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

         (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) Independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets, and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

     (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

         (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

         (b) Telephone quotations from Prudential Securities of such Plan's account balance.

         (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

         (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

         (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly



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
     Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

              (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

              (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant, the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

         (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) Percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

         (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

     (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six-year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

     (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the

Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

         (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

         (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

         (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

         (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

         (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.


SECTION III. DEFINITIONS


     For purposes of this exemption:

     (1) An "affiliate" of Prudential Securities includes --

         (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

         (b) Any officer, director or partner in such person, and

         (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

     (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either:

         (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan,

         (b) A participant in a Keogh Plan,

         (c) An individual covered under a self-directed IRA which invests in Trust shares, or

         (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

     For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the



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
notice of proposed exemption (the Notice) published on July 12, 1993 at 58 FR 37514.

     EFFECTIVE DATE: This exemption is effective March 15, 1993.


WRITTEN COMMENTS


     The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment letter was submitted by PMF, Prudential Securities and their affiliates (hereinafter, the Applicants) and it suggested certain clarifications to the General Conditions and the Summary of Facts and Representations of the Notice. Discussed below are the changes suggested by the Applicants and the Department's responses to these amendments.

     With respect to the General Conditions of the Notice that are set forth in
Section II, the Applicants suggest that the last sentence of paragraph (e) be clarified to read as follows:

         The Quarterly Account Monitor will also contain an evaluation of a Plan investor's account to assist the Plan ascertaining whether its investment objectives have been met and recommending, if required, changes in Portfolio allocations.

     However, after considering this comment, the Department has decided that further revisions of Condition 11(e) are warranted to reflect the fact that it is the Independent Plan Fiduciary or section 404(c) Plan participant rather than the Plan who makes determinations about the prudence of continuing a Plan or account investment in the Target Program. Therefore, the Department has modified the last sentence of Condition 11(e) as follows:

         The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

     The applicants also suggest that Condition 11(g) of the Notice, which addresses ongoing oral and written disclosures that will be provided by Prudential Securities to Plan investors, be modified to read as follows:

         (g) Periodic meetings will be held at the request of Plan investors with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

     Although generally agreeing with this comment, the Department believes it would be more comprehensible if the words "Notification that" were inserted at the beginning of this clause to emphasize the fact that Prudential Securities will inform Plan investors of meetings with its Financial Advisors. Therefore, the Department has modified Condition 11(g) as follows:

         (g) Notification that periodic meetings will be held, upon the request of Plan Investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

     With respect to modifications to the Summary of Facts and Representations of the Notice, the Applicants suggest that the last sentence of the second paragraph of Representation 8 be revised to reflect the fact that, in certain circumstances, the quarterly investment allocation fee can be lower than 1.35 percent. In response to this comment, the Department has revised Representation 8 to read as follows:

         The quarterly allocation fee of 1.35 percent per annum may be lowered in connection with (a) investments of $100,000 or more in the Target Program or (b) the fee offset described in Representation 20.

     The Applicants also request that the Department revise the first sentence of Footnote 9 in which Prudential Securities states that a Plan administrator, trustee or named fiduciary, as the recordholder of Trust share, will make available the Trust Prospectus to section 404(c) Plan participants. The Applicant's explain that Prudential Securities is not in a position to make any statements with respect to actions undertaken by Plan administrators, trustees or named fiduciaries. Therefore, they recommend that the first sentence of Footnote 9 be deleted.

     The Department does not concur entirely with the suggested modification. Rather than deleting the first sentence of the footnote, the Department believes the sentence can be clarified to read as follows:

         In the case of a section 404(c)Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, has agreed to make the Trust Prospectus available to section 404(c)Plan participants.

     With respect to Representation 17 of the Notice, the applicants state that it is possible that the outside fee can be negotiated to a level below .50 percent. However, the Applicants anticipate that this fee will generally be no lower than .50 percent. Therefore, they suggest that the Department revise the third sentence of Representation 17 to reflect that the fee will generally range from



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
 .50 percent to a maximum of 1.35 percent. The Department concurs with this change and has revised sentence three of Representation 17 as follows:

         The "outside fee," which is computed quarterly, generally ranges on an annual basis from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios.

     The Applicants note that a Plan may be given the option of being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from the Plan's account with Prudential Securities. In the event the Plan elects to be invoiced separately for the outside fee, the Applicants state that the fee is payable 45 days after the end of each calendar quarter or, for additional investments, after such investments aggregate $10,000. Therefore, the Applicants suggest that relevant portions of Representation 17, 18 and 20 of the Notice be revised as well as Footnote 18.

     In response to this change, the Department has revised Representation 17 of the Notice by changing the initial clause of the second paragraph to read "For some Plan Investors" instead of "For Plan Investors" and adding a new third paragraph which should be inserted at the end of the text of this representation. The new paragraph would read as follows:

         Plan Investors will be given the option of either being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from their Prudential Securities account. In the event the Plan elects to be invoiced separately for the outside fee, the fee is payable 45 calendar days after the end of the quarter. However, if the Plan elects to have the outside fee deducted from its Plan account with Prudential Securities, such outside fee would be payable within 6 business days of the trade date for an initial investment or within 6 business days of the current calendar quarter.

     The Department also wishes to clarify that the term "applicable fee" referred to in the initial sentence of Representation 18 means the "outside fee" which will be paid after a Plan's additional investments in the Trust total $10,000 or more. Therefore, the Department has revised this sentence by placing the term outside fee in parentheticals. The revised sentence reads as follows:

         Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee (i.e., the outside fee), pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later.

     To reflect the dual billing procedure that Prudential Securities has established for Plans investing in the Trust, the Department has revised paragraph 5 of the hypothetical example contained in Representation 20 of the Notice. The amended paragraph now reads as follows:

         The account of the Plan Investor (as with other Investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program Investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus. However, if the Plan investor is separately invoiced by Prudential Securities, the outside fee would be payable 45 calendar days after the end of the calendar quarter.

     The Department has also amended Footnote 18 by adding new language to that contained in the parenthetical so as to reflect the two payment schedules for the outside fee:

         ***i.e., on or about the sixth business day of the first month of the calendar quarter or within 45 calendar days after the end of the calendar quarter.

     Finally, with respect to the example contained in Representation 20, the Applicants point out that in Clause (1) of the first paragraph of the example (id at 37520) inadvertently includes the word "not" prior to the word "retain." The Department concurs with this change and has deleted the word "not" so that Clause (1) will read as follows:

         ***(1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would retain, after payment of the subadvisory fee to the Sub-Advisor, an inside fee of .125 percent;

     Upon a review of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the modifications described above.

     FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)




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
FOR MORE INFORMATION

Please read this prospectus before you invest in the Portfolios and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
   (if calling from outside the U.S.)


Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
   SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769


Visit Prudential's Web Site At:

http://www.prudential.com


Additional information about the Trust can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
   INFORMATION (SAI)

    (incorporated by reference into this prospectus)

ANNUAL REPORT

    (contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance)

SEMI-ANNUAL REPORT

    TMF 158A

You can also obtain copies of Trust documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room in
Washington, DC
(For hours of operation, call 1(800) SEC-0330)

Via the Internet:

http://www.sec.gov


CUSIP Numbers:
Large Capitalization Growth -- 875921-20-7

Large Capitalization Value -- 875921-10-8

Small Capitalization Growth -- 875921-40-5

Small Capitalization Value -- 875921-30-6

International Equity -- 875921-50-4

International Bond -- 875921-87-6

Total Return Bond -- 875921-88-4

Intermediate-Term Bond -- 875921-80-1

Mortgaged Backed Securities -- 875921-70-2

U.S. Government Money Market -- 875921-60-3

Investment Company Act File No:
811-7064